                                                                      Exhibit 99

                           (SABINE ROYALTY TRUST LOGO)

                                 TAX INFORMATION

                                      2005

         This booklet contains tax information relevant to ownership of Units of Sabine Royalty Trust and should be retained.

                              SABINE ROYALTY TRUST

                                FEBRUARY 10, 2006

TO UNIT HOLDERS:

     This booklet provides 2005 tax information which will allow you to determine your pro rata share of income and deductions attributable to your investment in Sabine Royalty Trust (the "Trust"). Each Unit holder is encouraged to read the entire booklet very carefully.

     The material included in this booklet enables you to compute the information to be included in your Federal and state income tax returns. This booklet is the only information source for Unit holders to determine their share of the items of income and expense of the Trust for the entire 2005 calendar year. The Trust does not file nor does it furnish a Form 1099 to Unit holders (except where Federal backup withholding is required). Unit holders should retain this booklet as part of their tax records.

     The material herein is not intended and should not be construed as professional tax or legal advice. Each Unit holder should consult the Unit holder's own tax advisor regarding all tax compliance matters relating to the Units.

     THIS YEAR'S TAX BOOKLET CONTAINS ADDITIONAL SCHEDULES DESIGNED TO ASSIST YOU OR YOUR TAX ADVISOR IN CALCULATING THE INFORMATION TO BE INCLUDED IN YOUR FEDERAL INCOME TAX RETURNS. THOSE SCHEDULES ARE INCLUDED ON PAGES 20 THROUGH 21. WE HAVE ALSO CONSOLIDATED SOME OF THE HISTORICAL DEPLETION INFORMATION THAT IS NO LONGER APPLICABLE.

Very truly yours,

Sabine Royalty Trust,
By Bank of America, N.A., Trustee
1-800-365-6541

                              SABINE ROYALTY TRUST

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
2005 TAX INFORMATION
- Reading the Income and Expense Schedules..............................      1
- Identifying Which Income and Expense Schedules to Use.................      1
- Applying the Data From the Income and Expense Schedules...............      1
- Computing Depletion...................................................      1
- Sale or Exchange of Units.............................................      2
- Classification of Investment..........................................      2
- Nonresident Foreign Unit Holders......................................      3
- Unrelated Business Taxable Income.....................................      3
- Backup Withholding....................................................      3
- State Income Tax......................................................      3
- Table of 2005 Monthly Record Dates and Cash Distributions Per Unit....      4
- Tax Computation Worksheet.............................................      5
- Supplement to Tax Computation Worksheet...............................      6
- Tax Information Schedules.............................................      7
  -- Form 1041, Grantor Trust for Calendar Year 2005....................      7
  -- Form 1041, Grantor Trust for January 2005..........................      8
  -- Form 1041, Grantor Trust for February 2005.........................      9
  -- Form 1041, Grantor Trust for March 2005............................     10
  -- Form 1041, Grantor Trust for April 2005............................     11
  -- Form 1041, Grantor Trust for May 2005..............................     12
  -- Form 1041, Grantor Trust for June 2005.............................     13
  -- Form 1041, Grantor Trust for July 2005.............................     14
  -- Form 1041, Grantor Trust for August 2005...........................     15
  -- Form 1041, Grantor Trust for September 2005........................     16
  -- Form 1041, Grantor Trust for October 2005..........................     17
  -- Form 1041, Grantor Trust for November 2005.........................     18
  -- Form 1041, Grantor Trust for December 2005.........................     19
  -- Supplemental Tax Table I--Gross Royalty Income.....................     20
  -- Supplemental Tax Table II--Severance Tax...........................     20
  -- Supplemental Tax Table III--Interest Income........................     21
  -- Supplemental Tax Table IV--Trust Administrative Expense............     21
  -- Depletion Schedule I ..............................................     22
  -- Depletion Schedule II..............................................     22
  -- Depletion Schedule III ............................................     23
- Sample Tax Forms for Individual Unit Holders..........................     24
- Comprehensive Examples................................................     28
- Sabine Royalty Trust Historical Tax Worksheet.........................     31
DISCUSSION OF TAX CONSIDERATIONS PERTAINING TO THE OWNERSHIP OF UNITS IN
SABINE ROYALTY TRUST
- Tax Background Information............................................    A-1
  -- Effect of Escrow Arrangement.......................................    A-1
- Depletion.............................................................    A-2
  -- Cost Depletion.....................................................    A-2
  -- Percentage Depletion...............................................    A-2
- Nonresident Foreign Unit Holders......................................    A-3
- Sale or Exchange of Units.............................................    A-4
- Backup Withholding....................................................    A-4
- Substantial Understatement Penalty....................................    A-4
- State Income Tax......................................................    A-5

(SRT 2005 TAX)

                              SABINE ROYALTY TRUST
                              2005 TAX INFORMATION

READING THE INCOME AND EXPENSE SCHEDULES

     The accompanying income and expense schedules reflect tax information attributable to Sabine Royalty Trust (the "Trust") for 2005. This information has been assembled on a per Unit basis and is expressed in decimal fractions of one dollar. A cumulative schedule for the twelve months ended December 29, 2005, which is the last distribution payment date for 2005, and separate noncumulative schedules for the months of January through December 2005 are included. Separate depletion schedules are enclosed which provide the necessary information for Unit holders to compute cost depletion with respect to their interests in the Trust.

IDENTIFYING WHICH INCOME AND EXPENSE SCHEDULES TO USE

     Pursuant to the terms of the Trust agreement and the escrow agreement, the Trust receives income and incurs expenses only on Monthly Record Dates. Furthermore, only Unit holders of record on Monthly Record Dates are entitled to cash distributions. On the basis of these agreements, both cash and accrual basis Unit holders should be considered as realizing income and incurring expenses only on Monthly Record Dates. Therefore, if you were not the Unit holder of record on a specified Monthly Record Date, you should not use the tax information for the month in which that Monthly Record Date falls. A table of Monthly Record Dates and cash distributions per Unit is included on page 4.

     The appropriate schedules to be used by a Unit holder will depend upon (i) the date the Unit holder became a holder of record of the Units, (ii) if applicable, the date the Unit holder ceased to be the holder of record of the Units, and (iii) the tax year-end of the Unit holder. For instance, a Unit holder reporting on the calendar year basis who acquired Units and became a Unit holder of record on June 15, 2005 and who still owned only those Units on December 15, 2005 must use each of the separate monthly schedules for June through December 2005 (located on pages 13-19), and Depletion Schedule II (located on page 22) for such Units. However, Unit holders reporting on a calendar year basis who became Unit holders of record prior to January 18, 2005 and who continued to own only those Units on December 15, 2005, must use only the cumulative schedule for calendar year 2005 (located on page 7) and either Depletion Schedule I or III (located on pages 22-23), as appropriate.

APPLYING THE DATA FROM THE INCOME AND EXPENSE SCHEDULES

     The tax data, other than depletion, specifically applicable to a Unit holder may be determined by multiplying the appropriate decimal fractions times the number of Units owned. Unit holders who must use the separate monthly income and expense schedules should combine the individual income and expense factors from the monthly schedules for each month during which the Units were owned on a Monthly Record Date. For a worksheet approach to computing these decimal fractions, see the Supplement to Tax Computation Worksheet on page 6.

COMPUTING DEPLETION

     Depletion schedules are included which provide information for Unit holders to compute cost depletion deductions with respect to their interests in the Trust. To compute depletion for any taxable period, Unit holders should multiply the depletion factor indicated on the relevant schedule times their original tax basis in the respective Unit(s) as reduced by the cost depletion that was allowable as a deduction (whether or not deducted) in prior calendar years during which they owned the Units. A factor for percentage depletion is not included, as cost depletion exceeded the percentage depletion calculated.

(SRT 2005 TAX)

     As discussed at page A-2 in the back portion of this booklet, the composite depletion factors are determined on the basis of a weighted average ratio of current production from each Trust property to the estimated future production from such property. This method of weighting the depletion factors permits the presentation of a single depletion factor for all Unit holders acquiring Units during a period in which there is no substantial change in the relative fair market values of the Trust properties. Primarily as a result of the decline in oil prices which occurred during 1986, there was a change in the relative fair market values of the Trust properties. Accordingly, two mutually exclusive depletion computations are included herein reflecting the composite depletion factors required to compute depletion for Units acquired in 1986.

     The proper depletion schedule to use in computing 2005 depletion depends on the date when the Units were acquired, as described below. Therefore, Unit holders are encouraged to maintain records indicating the date of acquisition and the acquisition price for each Unit or lot of Units acquired.

     Unit holders who acquired Units before 2005 use Depletion Schedule III (located on page 23). The Federal depletion factors in Depletion Schedule III are presented on a cumulative basis for 2005. Depletion Schedule III contains no state-specific depletion factors. Unit holders should refer to Schedule II (located on page 22) for the state-specific depletion factors.

     Unit holders who acquired Units in 2005 use Depletion Schedule I (located on page 22). The Federal depletion factors in Depletion Schedule I are presented on a cumulative and noncumulative basis for 2005. Depletion Schedule I contains no state-specific depletion factors. Unit holders should refer to Schedule II (located on page 22) for the state-specific depletion factors.

     Depletion Schedule II contains state-specific depletion factors, which are presented on a noncumulative basis for all years. These factors are appropriate for use in calculating the 2005 depletion allowance for Units purchased in all years. You may calculate state depletion by either (a) calculating the amount of state depletion for each month and adding together the monthly depletion amounts or (b) adding together the applicable monthly depletion factors for the relevant state to create a composite depletion factor for such state and multiplying that factor by the adjusted basis of your Units. Both methods should produce the same result.

SALE OR EXCHANGE OF UNITS

     A discussion concerning the tax consequences associated with the sale or exchange of Units is presented on page A-4 in the back portion of this booklet.

CLASSIFICATION OF INVESTMENT

     Tax reform measures enacted in 1986 and 1987 require items of income and expense to be categorized as "passive," "active" or "portfolio" in nature. An explanation of the application of these rules to the items of income and expense reported by the Trust are contained on page A-1 in the back portion of this booklet.

(SRT 2005 TAX)

NONRESIDENT FOREIGN UNIT HOLDERS

     Nonresident alien individual and foreign corporation Unit holders ("Foreign Taxpayer(s)") are subject to special tax rules with respect to their investments in the Trust. These rules are outlined beginning on page A-3 in the back portion of this booklet.

UNRELATED BUSINESS TAXABLE INCOME

     Certain organizations that are generally exempt from federal income tax under Internal Revenue Code Section 501 are subject to federal income tax on certain types of business income defined in Section 512 as unrelated business taxable income ("UBTI"). The income of the Trust as to any tax-exempt organization should not be UBTI so long as the Trust units are not "debt-financed property" within the meaning of Section 514(b) of the Internal Revenue Code. In general, a Trust Unit would be debt-financed if the Trust incurs debt or if the tax-exempt organization that is a Trust Unit holder incurs debt to acquire a Trust Unit or otherwise incurs or maintains a debt that would not have been incurred or maintained if the Trust Unit had not been acquired. A real property exception applies to the debt-financed property rules for certain types of exempt organizations. Consult your tax advisor if applicable.

BACKUP WITHHOLDING

     Unit holders, other than Foreign Taxpayers, who have had amounts withheld in 2005 pursuant to the Federal backup withholding provisions should have received a Form 1099-MISC from the Trust. The Form 1099-MISC reflects the total Federal income tax withheld from distributions. Unlike other Forms 1099 that you may receive, the amount reported on the Form 1099-MISC received from the Trust should not be included as additional income in computing taxable income, as such amount is already included in the per Unit income items on the income and expense schedules included herein. The Federal income tax withheld, as reported on the Form 1099-MISC, should be considered as a credit by the Unit holder in computing any Federal income tax liability. Individual Unit holders should include the amount of backup withholding in the Payment section of the Unit holder's 2005 Form 1040. For a further discussion of backup withholding, see page A-4 in the back portion of this booklet. For amounts withheld from Foreign Taxpayers, see pages A-3 to A-4 in the back portion of this booklet.

STATE INCOME TAX

     Since the Trust holds royalty interests and receives income that is attributable to various states, Unit holders may be obligated to file a return and may have a tax liability in states in addition to their state of residence. The accompanying schedules have been prepared in such a manner that income and deductions attributable to the various states may be determined by each Unit holder. State income tax matters are more fully discussed on pages A-5 to A-6 in the back portion of this booklet.

(SRT 2005 TAX)

TABLE OF 2005 MONTHLY RECORD DATES AND CASH DISTRIBUTIONS PER UNIT

     Unit holders, as reflected in the transfer books of the Trust on a Monthly Record Date, received the following per Unit cash distributions for 2005. The per Unit cash distributions reflected below have not been reduced by any taxes that may have been withheld from distributions to Foreign Taxpayers or from distributions to Unit holders subject to the Federal backup withholding rules. The distribution checks were dated and mailed on the corresponding Date Payable.

                                           DISTRIBUTION
MONTHLY RECORD DATE      DATE PAYABLE        PER UNIT
-------------------      ------------      ------------
January 18, 2005      January 31, 2005        0.23163
February 15, 2005     February 28, 2005       0.26140
March 15, 2005        March 29, 2005          0.20350
April 15, 2005        April 29, 2005          0.33910
May 16, 2005          May 27, 2005            0.23516
June 15, 2005         June 29, 2005           0.25678
July 15, 2005         July 29, 2005           0.28078
August 15, 2005       August 29, 2005         0.31653
September 15, 2005    September 29, 2005      0.31159
October 17, 2005      October 31, 2005        0.28446
November 15, 2005     November 29, 2005       0.34556
December 15, 2005     December 29, 2005       0.36531

(SRT 2005 TAX)

                              SABINE ROYALTY TRUST
                            TAX COMPUTATION WORKSHEET

                                      2005

         (RETAIN THIS WORKPAPER AS PART OF YOUR PERMANENT TAX RECORDS)

                                     PART I

                               INCOME AND EXPENSE

                                                  B
                                           INCOME/EXPENSE
                                 A            PER UNIT
                             NUMBER OF    FROM APPROPRIATE
                            UNITS OWNED      SCHEDULE(S)        C         WHERE TO REFLECT ON
           ITEM               (NOTE 1)        (NOTE 2)       TOTALS     2005 FORM 1040 (NOTE 3)
           ----             -----------   ----------------   ------     -----------------------
Gross Royalty Income ....      _____    x       _____      =  _____   Line 4, Part I, Schedule E
Severance Tax ...........      _____    x       _____      =  _____   Line 16, Part I, Schedule E
Interest Income .........      _____    x       _____      =  _____   Line 1, Part I, Schedule B
Administrative Expense ..      _____    x       _____      =  _____   Line 18, Part I, Schedule E

                                     PART II

                             COST DEPLETION (NOTE 4)

                   COST DEPLETION
                 ALLOWABLE IN PRIOR   ADJUSTED BASIS FOR      APPROPRIATE 2005
                   CALENDAR YEARS       COST DEPLETION     COST DEPLETION FACTOR
ORIGINAL BASIS        (NOTE 5)             PURPOSES               (NOTE 4)         2005 COST DEPLETION*
--------------   ------------------   ------------------   ---------------------   --------------------

               -                    =                    x                       =
     _____              _____                _____                 _____                   _____

*    Reflect cost depletion on 2005 Form 1040, line 20, Part 1, Schedule E (Note
     3).

                                    PART III

                  COMPUTATION OF GAIN OR (LOSS) FOR UNITS SOLD

                                       WHERE TO REFLECT ON
NET SALES   ADJUSTED BASIS    GAIN        2005 FORM 1040
  PRICE        (NOTE 6)      (LOSS)          (NOTE 3)
---------   --------------   ------    -------------------
                                            Form 4797,
          _                =          Part III, Lines 19-24
                                          and Schedule D
  _____          _____        _____

NOTES

(1) In order to correctly calculate total income and expense to be reported on your 2005 Federal and, if applicable, state income tax returns as different factors apply depending on when Units were acquired, it is recommended that you reproduce and complete a separate Tax Computation Worksheet for each block of Units acquired at different times. If more than one Tax Computation Worksheet is required, then the separate amounts from each Tax Computation Worksheet should be added together and those aggregate numbers reported on your 2005 income tax returns.

(2) If you did not become a Unit holder of record of any Unit(s) or did not cease to be a Unit holder of record of any Unit(s) during the period from January 18, 2005 through December 15, 2005, then the amounts reflected on the cumulative schedule for 2005 (located on page 7) should be used to complete Part I. If any Units were held of record for only part of the period defined above, the Supplement to Tax Computation Worksheet on page 6 should be used to derive the income and expense factors to be inserted in column B.

(3) The Trustee believes that individual Unit holders owning the Units as an investment should report the amounts determined in this manner. See Sample Tax Forms on pages 24-27. The U.S. Corporation Income Tax Return (Form
     1120) does not require that royalty income and related expenses be separately identified on any specific schedules. See "Sale or Exchange of Units" on page A-4 for a discussion of the tax consequences resulting from the sale of a Unit.

(4) The appropriate depletion schedule(s) to be utilized depends on when the Units were acquired. See "Computing Depletion" on pages 1 and 2 to determine the proper schedule(s) to be used.

(5) Cost depletion allowable in prior calendar years cannot be computed from the schedules contained in this booklet. Depletion schedules contained in Sabine Royalty Trust Tax Information Booklet(s) from prior years should be used to determine the appropriate cost depletion amount(s) allowable in prior calendar years.

(6) The adjusted basis is equal to the cost or other basis of the Unit(s) less the cost depletion allowable from the date of acquisition through the date of sale (whether or not deducted).

(SRT 2005 TAX)

                              SABINE ROYALTY TRUST

                     SUPPLEMENT TO TAX COMPUTATION WORKSHEET

                                      2005

                    FOR UNITS HELD FOR ONLY PART OF THE YEAR

     This worksheet should be used by Unit holders who became holders of record of Units or ceased to be holders of record of Units during the period from January 18, 2005 through December 15, 2005. This worksheet is designed to assist Unit holders in determining the proper income and expense factors to be used on the Tax Computation Worksheet--Part I (located on page 5), under the heading entitled "Income/Expense Per Unit from Appropriate Schedule(s)." In order to complete this schedule, Unit holders should insert only the individual income and expense factors from the supplemental schedules (pages 20-21) for each month during which the Units were owned on a Monthly Record Date. (See page 4 for a list of Monthly Record Dates).

                               MONTH(S) DURING WHICH UNITS WERE OWNED ON A MONTHLY RECORD DATE              CALCULATED
                  -----------------------------------------------------------------------------------------   FACTOR
                  JANUARY FEBRUARY MARCH APRIL  MAY   JUNE  JULY AUGUST SEPTEMBER OCTOBER NOVEMBER DECEMBER  PER UNIT*
                  ------- -------- ----- ----- ----- ----- ----- ------ --------- ------- -------- -------- ----------
Gross Royalty
   Income........  _____    _____  _____ _____ _____ _____ _____  _____   _____    _____    _____    _____     _____
Severance
   Tax...........  _____    _____  _____ _____ _____ _____ _____  _____   _____    _____    _____    _____     _____
Interest
   Income........  _____    _____  _____ _____ _____ _____ _____  _____   _____    _____    _____    _____     _____
Administrative
   Expense.......  _____    _____  _____ _____ _____ _____ _____  _____   _____    _____    _____    _____     _____

----------
* This column of calculated factors per Unit should be inserted in column B of the Income and Expense section (Part I) of the Tax Computation Worksheet on page 5.

(SRT 2005 TAX)

                                                                 CUMULATIVE 2005

                              SABINE ROYALTY TRUST
                                 EIN 75-6297143
                            FORM 1041, GRANTOR TRUST

                    Federal and State Income Tax Information
                            See Instructions for Use

                                    SECTION I
                           INCOME AND EXPENSE PER UNIT

                        ROYALTY INCOME AND EXPENSE       OTHER INCOME AND EXPENSE
                    ---------------------------------   -------------------------
                                               NET
                      GROSS     SEVERANCE    ROYALTY    INTEREST   ADMINISTRATIVE
SOURCE                INCOME       TAX       PAYMENTS    INCOME        EXPENSE
------              ---------   ---------   ---------   --------   --------------
Florida..........   $ .035654    $.002558   $ .033096   $       *     $.001396
Louisiana........     .140781     .009109     .131672           *      .005347
Mississippi......     .158428     .013266     .145162           *      .006215
New Mexico.......     .308240     .044446     .263794           *      .012103
Oklahoma.........     .741223     .099730     .641493           *      .029226
Texas............    2.490475     .135454    2.355021    .011804       .095963
                    ---------    --------   ---------   --------      --------
   TOTAL.........   $3.874801    $.304563   $3.570238   $.011804      $.150250
                    =========    ========   =========   ========      ========

                                   SECTION II
                  RECONCILIATION OF CASH DISTRIBUTIONS PER UNIT

ITEM                                      AMOUNT
----                                    ---------
1. Total Net Royalty Payments........   $3.570238
2. Interest Income*..................     .011804
3. Administrative Expense............    (.150250)
                                        ---------
4. Cash Distribution Per Unit**......   $3.431792
                                        =========

----------
* Revenue attributable to these states was invested and earned interest income. Since the investments were made in Dallas, Texas, and the interest was paid there, such interest is included in Texas interest income.

** Includes amounts withheld by the Trust from distributions to Foreign Taxpayers and pursuant to the backup withholding provisions. These amounts were remitted directly to the United States Treasury.

(SRT 2005 TAX)

                                                                FOR JANUARY 2005

                              SABINE ROYALTY TRUST
                                 EIN 75-6297143
                            FORM 1041, GRANTOR TRUST

                    Federal and State Income Tax Information
                            See Instructions for Use

                                    SECTION I
                           INCOME AND EXPENSE PER UNIT

                    ROYALTY INCOME AND EXPENSE            OTHER INCOME
                 -------------------------------          AND EXPENSE
                                           NET     -------------------------
                   GROSS    SEVERANCE    ROYALTY   INTEREST   ADMINISTRATIVE
SOURCE            INCOME       TAX      PAYMENTS    INCOME        EXPENSE
------           --------   ---------   --------   --------   --------------
Florida ......   $.003163    $.000223   $.002940   $       *     $.000205
Louisiana ....    .008030     .000606    .007424           *      .000521
Mississippi ..    .012197     .000803    .011394           *      .000791
New Mexico ...    .018055     .002580    .015475           *      .001171
Oklahoma .....    .056691     .007307    .049384           *      .003676
Texas ........    .165693     .004130    .161563    .000556       .010743
                 --------    --------   --------   --------      --------
   TOTAL .....   $.263829    $.015649   $.248180   $.000556      $.017107
                 ========    ========   ========   ========      ========

                                   SECTION II
                  RECONCILIATION OF CASH DISTRIBUTIONS PER UNIT

ITEM                                   AMOUNT
----                                 ---------
1. Total Net Royalty Payments ....   $ .248180
2. Interest Income* ..............     .000556
3. Administrative Expense ........    (.017107)
                                     ---------
4. Cash Distribution Per Unit** ..   $ .231629
                                     =========

----------
* Revenue attributable to these states was invested and earned interest income. Since the investments were made in Dallas, Texas, and the interest was paid there, such interest is included in Texas interest income.

** Includes amounts withheld by the Trust from distributions to Foreign Taxpayers and pursuant to the backup withholding provisions. These amounts were remitted directly to the United States Treasury.

(SRT 2005 TAX)

                                                               FOR FEBRUARY 2005

                              SABINE ROYALTY TRUST
                                 EIN 75-6297143
                            FORM 1041, GRANTOR TRUST

                    Federal and State Income Tax Information
                            See Instructions for Use

                                    SECTION I
                           INCOME AND EXPENSE PER UNIT

                    ROYALTY INCOME AND EXPENSE            OTHER INCOME
                 -------------------------------          AND EXPENSE
                                           NET     -------------------------
                   GROSS    SEVERANCE    ROYALTY   INTEREST   ADMINISTRATIVE
SOURCE            INCOME       TAX      PAYMENTS    INCOME        EXPENSE
------           --------   ---------   --------   --------   --------------
Florida ......   $.003145   $.000248    $.002897   $       *     $.000195
Louisiana ....    .009222    .000663     .008559           *      .000571
Mississippi ..    .009788    .000767     .009021           *      .000606
New Mexico ...    .027843    .003932     .023911           *      .001724
Oklahoma .....    .061813    .008041     .053772           *      .003828
Texas ........    .194002    .012449     .181553    .000624       .012015
                 --------   --------    --------   --------      --------
   TOTAL .....   $.305813   $.026100    $.279713   $.000624      $.018939
                 ========   ========    ========   ========      ========

                                   SECTION II
                  RECONCILIATION OF CASH DISTRIBUTIONS PER UNIT

ITEM                                   AMOUNT
----                                 ---------
1. Total Net Royalty Payments ....   $ .279713
2. Interest Income* ..............     .000624
3. Administrative Expense ........    (.018939)
                                     ---------
4. Cash Distribution Per Unit** ..   $ .261398
                                     =========

----------
* Revenue attributable to these states was invested and earned interest income. Since the investments were made in Dallas, Texas, and the interest was paid there, such interest is included in Texas interest income.

** Includes amounts withheld by the Trust from distributions to Foreign Taxpayers and pursuant to the backup withholding provisions. These amounts were remitted directly to the United States Treasury.

(SRT 2005 TAX)

                                                                  FOR MARCH 2005

                              SABINE ROYALTY TRUST
                                 EIN 75-6297143
                            FORM 1041, GRANTOR TRUST

                    Federal and State Income Tax Information
                            See Instructions for Use

                                    SECTION I
                           INCOME AND EXPENSE PER UNIT

                    ROYALTY INCOME AND EXPENSE            OTHER INCOME
                 -------------------------------          AND EXPENSE
                                           NET     -------------------------
                   GROSS    SEVERANCE    ROYALTY   INTEREST   ADMINISTRATIVE
SOURCE            INCOME       TAX      PAYMENTS    INCOME       EXPENSE
------           --------   ---------   --------   --------   --------------
Florida ......   $.000649    $.000034   $.000615   $       *     $.000035
Louisiana ....    .010444     .000482    .009962           *      .000568
Mississippi ..    .011893     .000847    .011046           *      .000646
New Mexico ...    .021278     .003101    .018177           *      .001157
Oklahoma .....    .055479     .007399    .048080           *      .003016
Texas ........    .137324     .009461    .127863    .000645       .007465
                 --------    --------   --------   --------      --------
   TOTAL .....   $.237067    $.021324   $.215743   $.000645      $.012887
                 ========    ========   ========   ========      ========

                                   SECTION II
                  RECONCILIATION OF CASH DISTRIBUTIONS PER UNIT

ITEM                                    AMOUNT
----                                  ---------
1. Total Net Royalty Payments .....   $ .215743
2. Interest Income* ...............     .000645
3. Administrative Expense .........    (.012887)
                                      ---------
4. Cash Distribution Per Unit ** ..   $ .203501
                                      =========

----------
* Revenue attributable to these states was invested and earned interest income. Since the investments were made in Dallas, Texas, and the interest was paid there, such interest is included in Texas interest income.

** Includes amounts withheld by the Trust from distributions to Foreign Taxpayers and pursuant to the backup withholding provisions. These amounts were remitted directly to the United States Treasury.

(SRT 2005 TAX)

                                                                  FOR APRIL 2005

                              SABINE ROYALTY TRUST
                                 EIN 75-6297143
                            FORM 1041, GRANTOR TRUST

                    Federal and State Income Tax Information
                            See Instructions for Use

                                    SECTION I
                           INCOME AND EXPENSE PER UNIT

                    ROYALTY INCOME AND EXPENSE             OTHER INCOME
                 -------------------------------           AND EXPENSE
                                           NET     -------------------------
                   GROSS    SEVERANCE    ROYALTY   INTEREST   ADMINISTRATIVE
SOURCE            INCOME       TAX      PAYMENTS    INCOME        EXPENSE
------           --------   ---------   --------   --------   --------------
Florida ......   $.005371    $.000372   $.004999   $       *     $.000211
Louisiana ....    .014228     .001033    .013195           *      .000558
Mississippi ..    .015460     .000916    .014544           *      .000606
New Mexico ...    .028053     .004078    .023975           *      .001100
Oklahoma          .071279     .011099    .060180           *      .002795
Texas ........    .248739     .012297    .236442    .000789       .009754
                 --------    --------   --------   --------      --------
   TOTAL .....   $.383130    $.029795   $.353335   $.000789      $.015024
                 ========    ========   ========   ========      ========

                                   SECTION II
                  RECONCILIATION OF CASH DISTRIBUTIONS PER UNIT

ITEM                                    AMOUNT
----                                  ---------
1. Total Net Royalty Payments .....   $ .353335
2. Interest Income* ...............     .000789
3. Administrative Expense .........    (.015024)
                                      ---------
4. Cash Distribution Per Unit ** ..   $ .339100
                                      =========

----------
* Revenue attributable to these states was invested and earned interest income. Since the investments were made in Dallas, Texas, and the interest was paid there, such interest is included in Texas interest income.

** Includes amounts withheld by the Trust from distributions to Foreign Taxpayers and pursuant to the backup withholding provisions. These amounts were remitted directly to the United States Treasury.

(SRT 2005 TAX)

                                                                    FOR MAY 2005

                              SABINE ROYALTY TRUST
                                 EIN 75-6297143
                            FORM 1041, GRANTOR TRUST

                    Federal and State Income Tax Information
                            See Instructions for Use

                                    SECTION I
                           INCOME AND EXPENSE PER UNIT

                                    ROYALTY INCOME AND EXPENSE      OTHER INCOME AND EXPENSE
                                 -------------------------------   -------------------------
                                                           NET
                                   GROSS    SEVERANCE    ROYALTY   INTEREST   ADMINISTRATIVE
SOURCE                            INCOME       TAX      PAYMENTS    INCOME        EXPENSE
------                           --------   ---------   --------   --------   --------------
Florida ......................   $.003681    $.000247   $.003434   $       *     $.000162
Louisiana ....................    .012684     .000800    .011884           *      .000558
Mississippi ..................    .013789     .001038    .012751           *      .000607
New Mexico ...................    .023647     .003461    .020186           *      .001040
Oklahoma .....................    .047782     .006015    .041767           *      .002102
Texas ........................    .166925     .010894    .156031    .000920       .007344
                                 --------    --------   --------   --------      --------
   TOTAL .....................   $.268508    $.022455   $.246053   $.000920      $.011813
                                 ========    ========   ========   ========      ========

                                   SECTION II
                  RECONCILIATION OF CASH DISTRIBUTIONS PER UNIT

ITEM                                     AMOUNT
----                                   ---------
1. Total Net Royalty Payments ......   $ .246053
2. Interest Income* ................     .000920
3. Administrative Expense ..........    (.011813)
                                       ---------
4. Cash Distribution Per Unit ** ...   $ .235160
                                       =========

----------
* Revenue attributable to these states was invested and earned interest income. Since the investments were made in Dallas, Texas, and the interest was paid there, such interest is included in Texas interest income.

** Includes amounts withheld by the Trust from distributions to Foreign Taxpayers and pursuant to the backup withholding provisions. These amounts were remitted directly to the United States Treasury.

(SRT 2005 TAX)

                                                                   FOR JUNE 2005

                              SABINE ROYALTY TRUST
                                 EIN 75-6297143
                            FORM 1041, GRANTOR TRUST

                    Federal and State Income Tax Information
                            See Instructions for Use

                                    SECTION I
                           INCOME AND EXPENSE PER UNIT

                                    ROYALTY INCOME AND EXPENSE      OTHER INCOME AND EXPENSE
                                 -------------------------------   -------------------------
                                                           NET
                                   GROSS    SEVERANCE    ROYALTY   INTEREST   ADMINISTRATIVE
SOURCE                            INCOME       TAX      PAYMENTS    INCOME        EXPENSE
------                           --------   ---------   --------   --------   --------------
Florida ......................   $.000808    $.000046   $.000762   $       *     $.000037
Louisiana ....................    .008139     .000660    .007479           *      .000375
Mississippi ..................    .011895     .001014    .010881           *      .000548
New Mexico ...................    .026676     .004026    .022650           *      .001229
Oklahoma .....................    .053511     .006785    .046726           *      .002465
Texas ........................    .192694     .011774    .180920    .000891       .008875
                                 --------    --------   --------   --------      --------
   TOTAL .....................   $.293723    $.024305   $.269418   $.000891      $.013529
                                 ========    ========   ========   ========      ========

                                   SECTION II
                  RECONCILIATION OF CASH DISTRIBUTIONS PER UNIT

ITEM                                     AMOUNT
----                                   ---------
1. Total Net Royalty Payments ......   $ .269418
2. Interest Income* ................     .000891
3. Administrative Expense ..........    (.013529)
                                       ---------
4. Cash Distribution Per Unit ** ...   $ .256780
                                       =========

----------
* Revenue attributable to these states was invested and earned interest income. Since the investments were made in Dallas, Texas, and the interest was paid there, such interest is included in Texas interest income.

** Includes amounts withheld by the Trust from distributions to Foreign Taxpayers and pursuant to the backup withholding provisions. These amounts were remitted directly to the United States Treasury.

(SRT 2005 TAX)

                                                                   FOR JULY 2005

                              SABINE ROYALTY TRUST
                                 EIN 75-6297143
                            FORM 1041, GRANTOR TRUST

                    Federal and State Income Tax Information
                            See Instructions for Use

                                    SECTION I
                           INCOME AND EXPENSE PER UNIT

                                                                     OTHER INCOME
                               ROYALTY INCOME AND EXPENSE            AND EXPENSE
                            -------------------------------   -------------------------
                                                      NET
                              GROSS    SEVERANCE    ROYALTY   INTEREST   ADMINISTRATIVE
SOURCE                       INCOME       TAX      PAYMENTS    INCOME        EXPENSE
------                      --------   ---------   --------   --------   --------------
Florida..................   $.003285    $.000225   $.003060   $       *     $.000122
Louisiana................    .009606     .000605    .009001           *      .000357
Mississippi..............    .013121     .001291    .011830           *      .000487
New Mexico...............    .024249     .003399    .020850           *      .000900
Oklahoma.................    .059379     .007760    .051619           *      .002205
Texas....................    .210365     .014988    .195377    .000926       .007812
                            --------    --------   --------   --------      --------
   TOTAL.................   $.320005    $.028268   $.291737   $.000926      $.011883
                            ========    ========   ========   ========      ========

                                   SECTION II
                    RECONCILIATION OF CASH DISTRIBUTIONS PER UNIT

ITEM                                    AMOUNT
----                                  ---------
1. Total Net Royalty Payments......   $ .291737
2. Interest Income*................     .000926
3. Administrative Expense..........    (.011883)
                                      ---------
4. Cash Distribution Per Unit **...   $0.280780
                                      =========

----------
* Revenue attributable to these states was invested and earned interest income. Since the investments were made in Dallas, Texas, and the interest was paid there, such interest is included in Texas interest income.

** Includes amounts withheld by the Trust from distributions to Foreign Taxpayers and pursuant to the backup withholding provisions. These amounts were remitted directly to the United States Treasury.

(SRT 2005 TAX)

                                                                 FOR AUGUST 2005

                              SABINE ROYALTY TRUST
                                 EIN 75-6297143
                            FORM 1041, GRANTOR TRUST

                    Federal and State Income Tax Information
                            See Instructions for Use

                                    SECTION I
                           INCOME AND EXPENSE PER UNIT

                                                          OTHER INCOME
                     ROYALTY INCOME AND EXPENSE            AND EXPENSE
                  -------------------------------   -------------------------
                                            NET
                    GROSS    SEVERANCE    ROYALTY   INTEREST   ADMINISTRATIVE
SOURCE             INCOME       TAX      PAYMENTS    INCOME        EXPENSE
------            --------   ---------   --------   --------   --------------
Florida........   $.005606    $.000409   $.005197   $       *     $.000164
Louisiana......    .012444     .001102    .011342           *      .000364
Mississippi....    .017046     .001388    .015658           *      .000498
New Mexico.....    .023929     .003405    .020524           *      .000699
Oklahoma.......    .061429     .007992    .053437           *      .001795
Texas .........    .233890     .014242    .219648    .001076       .006833
                  --------    --------   --------   --------      --------
  TOTAL........   $.354344    $.028538   $.325806   $.001076      $.010353
                  ========    ========   ========   ========      ========

                                   SECTION II
                  RECONCILIATION OF CASH DISTRIBUTIONS PER UNIT

ITEM                                    AMOUNT
----                                  ---------
1. Total Net Royalty Payments......   $ .325806
2. Interest Income*................     .001076
3. Administrative Expense..........    (.010353)
                                      ---------
4. Cash Distribution Per Unit **...   $0.316529
                                      =========

----------
* Revenue attributable to these states was invested and earned interest income. Since the investments were made in Dallas, Texas, and the interest was paid there, such interest is included in Texas interest income.

** Includes amounts withheld by the Trust from distributions to Foreign Taxpayers and pursuant to the backup withholding provisions. These amounts were remitted directly to the United States Treasury.

(SRT 2005 TAX)

                                                              FOR SEPTEMBER 2005

                              SABINE ROYALTY TRUST
                                 EIN 75-6297143
                            FORM 1041, GRANTOR TRUST

                    Federal and State Income Tax Information
                            See Instructions for Use

                                    SECTION I
                           INCOME AND EXPENSE PER UNIT

                     ROYALTY INCOME AND EXPENSE      OTHER INCOME AND EXPENSE
                  -------------------------------   -------------------------
                                            NET
                    GROSS    SEVERANCE    ROYALTY   INTEREST   ADMINISTRATIVE
SOURCE             INCOME       TAX      PAYMENTS    INCOME        EXPENSE
------            --------   ---------   --------   --------   --------------
Florida........   $.002051    $.000137   $.001914   $       *     $.000055
Louisiana......    .018325     .001050    .017275           *      .000495
Mississippi....    .013882     .001082    .012800           *      .000375
New Mexico.....    .029260     .004130    .025130           *      .000790
Oklahoma.......    .065005     .008605    .056400           *      .001755
Texas..........    .220081     .013813    .206268    .001212       .005943
                  --------    --------   --------   --------      --------
   TOTAL.......   $.348604    $.028817   $.319787   $.001212      $.009413
                  ========    ========   ========   ========      ========

                                   SECTION II
                  RECONCILIATION OF CASH DISTRIBUTIONS PER UNIT

ITEM                                        AMOUNT
----                                      ---------
1. Total Net Royalty Payments..........   $ .319787
2. Interest Income*....................     .001212
3. Administrative Expense..............    (.009413)
                                          ---------
4. Cash Distribution Per Unit**........   $0.311586
                                          =========

----------
* Revenue attributable to these states was invested and earned interest income. Since the investments were made in Dallas, Texas, and the interest was paid there, such interest is included in Texas interest income.

** Includes amounts withheld by the Trust from distributions to Foreign Taxpayers and pursuant to the backup withholding provisions. These amounts were remitted directly to the United States Treasury.

(SRT 2005 TAX)

                                                                FOR OCTOBER 2005

                              SABINE ROYALTY TRUST
                                 EIN 75-6297143
                            FORM 1041, GRANTOR TRUST

                    Federal and State Income Tax Information
                            See Instructions for Use

                                    SECTION I
                           INCOME AND EXPENSE PER UNIT

                     ROYALTY INCOME AND EXPENSE      OTHER INCOME AND EXPENSE
                  -------------------------------   -------------------------
                                            NET
                    GROSS    SEVERANCE    ROYALTY   INTEREST   ADMINISTRATIVE
SOURCE             INCOME       TAX      PAYMENTS    INCOME        EXPENSE
------            --------   ---------   --------   --------   --------------
Florida........   $.002211    $.000155   $.002056   $       *     $.000072
Louisiana......    .007987     .000513    .007474           *      .000262
Mississippi....    .011862     .001202    .010660           *      .000388
New Mexico.....    .027315     .003783    .023532           *      .000895
Oklahoma.......    .063555     .008430    .055125           *      .002081
Texas..........    .206827     .011918    .194909    .001174       .006773
                  --------    --------   --------   --------      --------
   TOTAL.......   $.319757    $.026001   $.293756   $.001174      $.010471
                  ========    ========   ========   ========      ========

                                   SECTION II
                  RECONCILIATION OF CASH DISTRIBUTIONS PER UNIT

ITEM                                        AMOUNT
----                                      ---------
1. Total Net Royalty Payments..........   $ .293756
2. Interest Income*....................     .001174
3. Administrative Expense..............    (.010471)
                                          ---------
4. Cash Distribution Per Unit**........   $ .284459
                                          =========


----------
* Revenue attributable to these states was invested and earned interest income. Since the investments were made in Dallas, Texas, and the interest was paid there, such interest is included in Texas interest income.

** Includes amounts withheld by the Trust from distributions to Foreign Taxpayers and pursuant to the backup withholding provisions. These amounts were remitted directly to the United States Treasury.

(SRT 2005 TAX)

                                                               FOR NOVEMBER 2005

                              SABINE ROYALTY TRUST
                                 EIN 75-6297143
                            FORM 1041, GRANTOR TRUST

                    Federal and State Income Tax Information
                            See Instructions for Use

                                    SECTION I
                           INCOME AND EXPENSE PER UNIT

                    ROYALTY INCOME AND EXPENSE            OTHER INCOME
                 -------------------------------          AND EXPENSE
                                           NET     -------------------------
                   GROSS    SEVERANCE    ROYALTY   INTEREST   ADMINISTRATIVE
SOURCE            INCOME       TAX      PAYMENTS    INCOME        EXPENSE
------           --------   ---------   --------   --------   --------------
Florida ......   $.002539   $.000206    $.002333   $       *     $.000060
Louisiana ....    .012875    .000870     .012005           *      .000303
Mississippi ..    .013841    .001603     .012238           *      .000325
New Mexico ...    .028524    .003996     .024528           *      .000671
Oklahoma .....    .069962    .009390     .060572           *      .001645
Texas ........    .249630    .008276     .241354    .001402       .005869
                 --------   --------    --------   --------      --------
   TOTAL .....   $.377371   $.024341    $.353030   $.001402      $.008873
                 ========   ========    ========   ========      ========

                                   SECTION II
                  RECONCILIATION OF CASH DISTRIBUTIONS PER UNIT

ITEM                                   AMOUNT
----                                 ---------
1. Total Net Royalty Payments ....   $ .353030
2. Interest Income* ..............     .001402
3. Administrative Expense ........    (.008873)
                                     ---------
4. Cash Distribution Per Unit** ..   $ .345559
                                     =========

----------
* Revenue attributable to these states was invested and earned interest income. Since the investments were made in Dallas, Texas, and the interest was paid there, such interest is included in Texas interest income.

** Includes amounts withheld by the Trust from distributions to Foreign Taxpayers and pursuant to the backup withholding provisions. These amounts were remitted directly to the United States Treasury.

(SRT 2005 TAX)

                                                               FOR DECEMBER 2005

                              SABINE ROYALTY TRUST
                                 EIN 75-6297143
                            FORM 1041, GRANTOR TRUST

                    Federal and State Income Tax Information
                            See Instructions for Use

                                    SECTION I
                           INCOME AND EXPENSE PER UNIT

                    ROYALTY INCOME AND EXPENSE            OTHER INCOME
                 -------------------------------          AND EXPENSE
                                           NET     -------------------------
                   GROSS    SEVERANCE    ROYALTY   INTEREST   ADMINISTRATIVE
SOURCE            INCOME       TAX      PAYMENTS    INCOME        EXPENSE
------           --------   ---------   --------   --------   --------------
Florida ......   $.003145   $.000256    $.002889   $       *     $.000078
Louisiana ....    .016797    .000725     .016072           *      .000415
Mississippi ..    .013654    .001315     .012339           *      .000338
New Mexico ...    .029411    .004555     .024856           *      .000727
Oklahoma .....    .075338    .010907     .064431           *      .001863
Texas ........    .264305    .011212     .253093    .001589       .006537
                 --------   --------    --------   --------      --------
   TOTAL .....   $.402650   $.028970    $.373680   $.001589      $.009958
                 ========   ========    ========   ========      ========

                                   SECTION II
                  RECONCILIATION OF CASH DISTRIBUTIONS PER UNIT

ITEM                                   AMOUNT
----                                 ---------
1. Total Net Royalty Payments ....   $ .373680
2. Interest Income* ..............     .001589
3. Administrative Expense ........    (.009958)
                                     ---------
4. Cash Distribution Per Unit** ..   $ .365311
                                     =========

----------
* Revenue attributable to these states was invested and earned interest income. Since the investments were made in Dallas, Texas, and the interest was paid there, such interest is included in Texas interest income.

** Includes amounts withheld by the Trust from distributions to Foreign Taxpayers and pursuant to the backup withholding provisions. These amounts were remitted directly to the United States Treasury.

(SRT 2005 TAX)

                          SABINE ROYALTY TRUST FEDERAL

TABLE I: 2005 GROSS ROYALTY INCOME (CUMULATIVE $ PER UNIT)

                    AND THE LAST CASH DISTRIBUTION ON SUCH UNIT WAS ATTRIBUTABLE TO THE MONTHLY RECORD DATE FOR THE MONTH OF:
                                                                2005
ACQUISITION  -----------------------------------------------------------------------------------------------------------------------
MONTH:        JANUARY  FEBRUARY    MARCH     APRIL      MAY      JUNE      JULY     AUGUST   SEPTEMBER   OCTOBER  NOVEMBER  DECEMBER
-----------  --------  --------  --------  --------  --------  --------  --------  --------  ---------  --------  --------  --------
January ...  0.263829  0.569642  0.806709  1.189839  1.458347  1.752070  2.072075  2.426419   2.775023  3.094780  3.472151  3.874801
February ..        --  0.305813  0.542880  0.926010  1.194518  1.488241  1.808246  2.162590   2.511194  2.830951  3.208322  3.610972
March .....        --        --  0.237067  0.620197  0.888705  1.182428  1.502433  1.856777   2.205381  2.525138  2.902509  3.305159
April .....        --        --        --  0.383130  0.651638  0.945361  1.265366  1.619710   1.968314  2.288071  2.665442  3.068092
May .......        --        --        --        --  0.268508  0.562231  0.882236  1.236580   1.585184  1.904941  2.282312  2.684962
June ......        --        --        --        --        --  0.293723  0.613728  0.968072   1.316676  1.636433  2.013804  2.416454
July ......        --        --        --        --        --        --  0.320005  0.674349   1.022953  1.342710  1.720081  2.122731
August ....        --        --        --        --        --        --        --  0.354344   0.702948  1.022705  1.400076  1.802726
September..        --        --        --        --        --        --        --        --   0.348604  0.668361  1.045732  1.448382
October ...        --        --        --        --        --        --        --        --         --  0.319757  0.697128  1.099778
November ..        --        --        --        --        --        --        --        --         --        --  0.377371  0.780021
December ..        --        --        --        --        --        --        --        --         --        --        --  0.402650

TABLE II: 2005 SEVERANCE TAX (CUMULATIVE $ PER UNIT)

                    AND THE LAST CASH DISTRIBUTION ON SUCH UNIT WAS ATTRIBUTABLE TO THE MONTHLY RECORD DATE FOR THE MONTH OF:
                                                                2005
ACQUISITION  -----------------------------------------------------------------------------------------------------------------------
MONTH:        JANUARY  FEBRUARY    MARCH     APRIL      MAY      JUNE      JULY     AUGUST   SEPTEMBER   OCTOBER  NOVEMBER  DECEMBER
-----------  --------  --------  --------  --------  --------  --------  --------  --------  ---------  --------  --------  --------
January ...  0.015649  0.041749  0.063073  0.092868  0.115323  0.139628  0.167896  0.196434   0.225251  0.251252  0.275593  0.304563
February ..        --  0.026100  0.047424  0.077219  0.099674  0.123979  0.152247  0.180785   0.209602  0.235603  0.259944  0.288914
March .....        --        --  0.021324  0.051119  0.073574  0.097879  0.126147  0.154685   0.183502  0.209503  0.233844  0.262814
April .....        --        --        --  0.029795  0.052250  0.076555  0.104823  0.133361   0.162178  0.188179  0.212520  0.241490
May .......        --        --        --        --  0.022455  0.046760  0.075028  0.103566   0.132383  0.158384  0.182725  0.211695
June ......        --        --        --        --        --  0.024305  0.052573  0.081111   0.109928  0.135929  0.160270  0.189240
July ......        --        --        --        --        --        --  0.028268  0.056806   0.085623  0.111624  0.135965  0.164935
August ....        --        --        --        --        --        --        --  0.028538   0.057355  0.083356  0.107697  0.136667
September..        --        --        --        --        --        --        --        --   0.028817  0.054818  0.079159  0.108129
October ...        --        --        --        --        --        --        --        --         --  0.026001  0.050342  0.079312
November ..        --        --        --        --        --        --        --        --         --        --  0.024341  0.053311
December ..        --        --        --        --        --        --        --        --         --        --        --  0.028970

(SRT 2005 TAX)

                          SABINE ROYALTY TRUST FEDERAL

TABLE III: 2005 INTEREST INCOME (CUMULATIVE $ PER UNIT)

                    AND THE LAST CASH DISTRIBUTION ON SUCH UNIT WAS ATTRIBUTABLE TO THE MONTHLY RECORD DATE FOR THE MONTH OF:
                                                                2005
ACQUISITION  -----------------------------------------------------------------------------------------------------------------------
MONTH:        JANUARY  FEBRUARY    MARCH     APRIL      MAY      JUNE      JULY     AUGUST   SEPTEMBER   OCTOBER  NOVEMBER  DECEMBER
-----------  --------  --------  --------  --------  --------  --------  --------  --------  ---------  --------  --------  --------
January ...  0.000556  0.001180  0.001825  0.002614  0.003534  0.004425  0.005351  0.006427   0.007639  0.008813  0.010215  0.011804
February ..        --  0.000624  0.001269  0.002058  0.002978  0.003869  0.004795  0.005871   0.007083  0.008257  0.009659  0.011248
March .....        --        --  0.000645  0.001434  0.002354  0.003245  0.004171  0.005247   0.006459  0.007633  0.009035  0.010624
April .....        --        --        --  0.000789  0.001709  0.002600  0.003526  0.004602   0.005814  0.006988  0.008390  0.009979
May .......        --        --        --        --  0.000920  0.001811  0.002737  0.003813   0.005025  0.006199  0.007601  0.009190
June ......        --        --        --        --        --  0.000891  0.001817  0.002893   0.004105  0.005279  0.006681  0.008270
July ......        --        --        --        --        --        --  0.000926  0.002002   0.003214  0.004388  0.005790  0.007379
August ....        --        --        --        --        --        --        --  0.001076   0.002288  0.003462  0.004864  0.006453
September..        --        --        --        --        --        --        --        --   0.001212  0.002386  0.003788  0.005377
October ...        --        --        --        --        --        --        --        --         --  0.001174  0.002576  0.004165
November ..        --        --        --        --        --        --        --        --         --        --  0.001402  0.002991
December ..        --        --        --        --        --        --        --        --         --        --        --  0.001589

TABLE IV: 2005 TRUST ADMINISTRATIVE EXPENSE (CUMULATIVE $ PER UNIT)

                    AND THE LAST CASH DISTRIBUTION ON SUCH UNIT WAS ATTRIBUTABLE TO THE MONTHLY RECORD DATE FOR THE MONTH OF:
                                                                2005
ACQUISITION  -----------------------------------------------------------------------------------------------------------------------
MONTH:        JANUARY  FEBRUARY    MARCH     APRIL      MAY      JUNE      JULY     AUGUST   SEPTEMBER   OCTOBER  NOVEMBER  DECEMBER
-----------  --------  --------  --------  --------  --------  --------  --------  --------  ---------  --------  --------  --------
January ...  0.017107  0.036046  0.048933  0.063957  0.075770  0.089299  0.101182  0.111535   0.120948  0.131419  0.140292  0.150250
February ..        --  0.018939  0.031826  0.046850  0.058663  0.072192  0.084075  0.094428   0.103841  0.114312  0.123185  0.133143
March .....        --        --  0.012887  0.027911  0.039724  0.053253  0.065136  0.075489   0.084902  0.095373  0.104246  0.114204
April .....        --        --        --  0.015024  0.026837  0.040366  0.052249  0.062602   0.072015  0.082486  0.091359  0.101317
May .......        --        --        --        --  0.011813  0.025342  0.037225  0.047578   0.056991  0.067462  0.076335  0.086293
June ......        --        --        --        --        --  0.013529  0.025412  0.035765   0.045178  0.055649  0.064522  0.074480
July ......        --        --        --        --        --        --  0.011883  0.022236   0.031649  0.042120  0.050993  0.060951
August ....        --        --        --        --        --        --        --  0.010353   0.019766  0.030237  0.039110  0.049068
September .        --        --        --        --        --        --        --        --   0.009413  0.019884  0.028757  0.038715
October ...        --        --        --        --        --        --        --        --         --  0.010471  0.019344  0.029302
November ..        --        --        --        --        --        --        --        --         --        --  0.008873  0.018831
December ..        --        --        --        --        --        --        --        --         --        --        --  0.009958

(SRT 2005 TAX)

                              SABINE ROYALTY TRUST

                              DEPLETION SCHEDULE I

     The cumulative depletion factors reflected in this Depletion Schedule I should be used to compute 2005 Federal depletion amounts attributable to Units purchased for which the Unit holder initially became entitled to distributions in 2005. The applicable number to use is the number related to the last month in which Units were owned in 2005. This schedule should not be used to compute depletion for any other Units owned. For depletion factors relating to the individual states, Unit holders should use Depletion Schedule II (located below). (See accompanying information for computation instructions.)

FIRST MONTH IN
WHICH UNITS WERE
OWNED ON THE
MONTHLY RECORD DATE
IN 2005              JANUARY  FEBRUARY   MARCH    APRIL     MAY      JUNE     JULY    AUGUST  SEPTEMBER  OCTOBER  NOVEMBER  DECEMBER
-------------------  -------  --------  -------  -------  -------  -------  -------  -------  ---------  -------  --------  --------
January ...........  .009383   .019746  .028101  .041408  .050450  .060432  .071175  .083005   .094550   .104312   .115027   .126136
February ..........       --   .010363  .018718  .032025  .041067  .051049  .061792  .073622   .085167   .094929   .105644   .116753
March .............       --        --  .008355  .021662  .030704  .040686  .051429  .063259   .074804   .084566   .095281   .106390
April .............       --        --       --  .013307  .022349  .032331  .043074  .054904   .066449   .076211   .086926   .098035
May ...............       --        --       --       --  .009042  .019024  .029767  .041597   .053142   .062904   .073619   .084728
June ..............       --        --       --       --       --  .009982  .020725  .032555   .044100   .053862   .064577   .075686
July ..............       --        --       --       --       --       --  .010743  .022573   .034118   .043880   .054595   .065704
August ............       --        --       --       --       --       --       --  .011830   .023375   .033137   .043852   .054961
September .........       --        --       --       --       --       --       --       --   .011545   .021307   .032022   .043131
October ...........       --        --       --       --       --       --       --       --        --   .009762   .020477   .031586
November ..........       --        --       --       --       --       --       --       --        --        --   .010715   .021824
December ..........       --        --       --       --       --       --       --       --        --        --        --   .011109

                              DEPLETION SCHEDULE II

     The non-cumulative depletion factors reflected in this Depletion Schedule II should be used to compute 2005 state depletion amounts attributable to Units purchased in any year. The applicable number to use is the number related to the last month in which Units were owned in 2005. (See accompanying information for computation instructions.)

STATE DEPLETION
FACTORS          JANUARY  FEBRUARY   MARCH    APRIL     MAY      JUNE     JULY    AUGUST  SEPTEMBER  OCTOBER  NOVEMBER  DECEMBER
---------------  -------  --------  -------  -------  -------  -------  -------  -------  ---------  -------  --------  --------
Florida .......  .000071   .000080  .000024  .000157  .000108  .000026  .000084  .000136   .000053   .000049   .000049   .000064
Louisiana .....  .000395   .000335  .000595  .000649  .000607  .000347  .000440  .000550   .000841   .000319   .000453   .000754
Mississippi ...  .000508   .000355  .000395  .000486  .000508  .000473  .000462  .000514   .000470   .000407   .000431   .000400
New Mexico ....  .000606   .000945  .000606  .000843  .000705  .000809  .000642  .000749   .000847   .000698   .000728   .000835
Oklahoma ......  .002080   .002114  .002009  .002466  .001614  .001965  .001952  .001959   .002104   .001864   .001944   .002103
Texas .........  .005723   .006534  .004726  .008706  .005500  .006362  .007163  .007922   .007230   .006425   .007110   .006953
                 -------   -------  -------  -------  -------  -------  -------  -------   -------   -------   -------   -------
   TOTAL ......  .009383   .010363  .008355  .013307  .009042  .009982  .010743  .011830   .011545   .009762   .010715   .011109
                 =======   =======  =======  =======  =======  =======  =======  =======   =======   =======   =======   =======

(SRT 2005 TAX)

                              SABINE ROYALTY TRUST

                             DEPLETION SCHEDULE III

     The cumulative Federal depletion factors reflected in this Depletion
Schedule III should be used to compute 2005 Federal depletion amounts attributable to Units purchased for which the Unit holder initially became entitled to distributions in the year stated. The applicable number to use is the number related to the last month in which Units were owned in 2005. This schedule should not be used to compute depletion for any other Units owned. For depletion factors relating to the individual states, Unit holders should use Depletion Schedule II (located on page 22). (See accompanying information for computation instructions.)


FOR A UNIT
ACQUIRED OF                             LAST MONTH IN WHICH UNITS WERE OWNED ON THE MONTHLY RECORD DATE IN 2005
RECORD DURING       ---------------------------------------------------------------------------------------------------------------
THE YEAR OF:        JANUARY  FEBRUARY   MARCH    APRIL     MAY      JUNE     JULY    AUGUST  SEPTEMBER  OCTOBER  NOVEMBER  DECEMBER
-------------       -------  --------  -------  -------  -------  -------  -------  -------  ---------  -------  --------  --------
ORIGINAL
DISTRIBUTION .....  .009301   .019420  .027432  .040613  .049417  .059358  .070179  .082037   .093298   .103089   .113831   .124629
1983 .............  .008573   .018223  .025491  .038124  .046252  .055615  .065964  .077336   .087946   .097294   .107585   .117808
1984 .............  .006690   .014209  .019878  .029761  .036113  .043416  .051514  .060416   .068715   .076017   .084064   .092058
1985 .............  .007871   .016737  .023386  .035006  .042480  .051091  .060618  .071096   .080844   .089448   .098921   .108310

BEFORE MARCH 17,
1986 .............  .006902   .014695  .020518  .030728  .037284  .044848  .053222  .062432   .070988   .078549   .086875   .095118

AFTER MARCH 17,
1986 .............  .005888   .012539  .017510  .026215  .031813  .038267  .045403  .053256   .060559   .067007   .074106   .081141
1987 .............  .007135   .015195  .021218  .031772  .038549  .046366  .055016  .064531   .073374   .081189   .089791   .098314
1988 .............  .007478   .015913  .022245  .033271  .040351  .048523  .057552  .067473   .076717   .084880   .093859   .102772
1989 .............  .007361   .015622  .021875  .032650  .039586  .047588  .056407  .066080   .075115   .083096   .091862   .100579
1990 .............  .007139   .015175  .021251  .031709  .038449  .046221  .054773  .064159   .072939   .080683   .089189   .097664
1991 .............  .006908   .014744  .020678  .030752  .037303  .044843  .053054  .062072   .070584   .078057   .086252   .094475
1992 .............  .007638   .016278  .022872  .033892  .041056  .049353  .058331  .068151   .077461   .085663   .094630   .103643
1993 .............  .007734   .016499  .023196  .034373  .041675  .050074  .059160  .069122   .078590   .086888   .095965   .105126
1994 .............  .007228   .015356  .021627  .032059  .038876  .046668  .055137  .064420   .073248   .080957   .089399   .097939
1995 .............  .007515   .015946  .022442  .033256  .040327  .048392  .057160  .066775   .075876   .083857   .092576   .101391
1996 .............  .007450   .015786  .022296  .032895  .039835  .047782  .056356  .065717   .074666   .082502   .091042   .099728
1997 .............  .008782   .018617  .026254  .038869  .047131  .056536  .066752  .077946   .088604   .097902   .108070   .118391
1998 .............  .009135   .019300  .027247  .040298  .048889  .058651  .069240  .080836   .091890   .101526   .112061   .122752
1999 .............  .009377   .019736  .028047  .041468  .050483  .060490  .071350  .083300   .094907   .104743   .115569   .126733
2000 .............  .009354   .019650  .027905  .041172  .050170  .060152  .070916  .082764   .094249   .104020   .114749   .125781
2001 .............  .009776   .020389  .029455  .043071  .052670  .062929  .073831  .085856   .098094   .107994   .118920   .130636
2002 .............  .009490   .020001  .028587  .042055  .051332  .061420  .072230  .084177   .096016   .105839   .116651   .128031
2003 .............  .009424   .019821  .028236  .041535  .050600  .060626  .071364  .083173   .094742   .104522   .115247   .126382
2004 .............  .009341   .019680  .028012  .041339  .050421  .060397  .071154  .083030   .094647   .104404   .115144   .126303

(SRT 2005 TAX)

                  SAMPLE TAX FORMS FOR INDIVIDUAL UNIT HOLDERS

                 SCHEDULE E                               SUPPLEMENTAL INCOME AND LOSS                             OMB No. 1545-0074
                 (FORM 1040)                   (FROM RENTAL REAL ESTATE, ROYALTIES, PARTNERSHIPS,                         2005
                                                 S CORPORATIONS, ESTATES, TRUSTS, REMICS, ETC.)                       Attachment
                 Department of the Treasury            > ATTACH TO FORM 1040 OR FORM 1041.                          Sequence No. 13
                 Internal Revenue Service (99)   > SEE INSTRUCTIONS FOR SCHEDULE E (FORM 1040).

                 Name(s) shown on return                                                                 YOUR SOCIAL SECURITY NUMBER
                                                                                                         _________-________-________

                 PART I   INCOME OR LOSS FROM RENTAL REAL ESTATE AND ROYALTIES NOTE. If you are in the business of renting personal property, use SCHEDULE C or C-EZ (see page E-3). Report farm rental income or loss from FORM
                          4835 on page 2, line 40.

                  1   List the type and location of each RENTAL REAL ESTATE        2   For each rental real estate        YES   NO
                      PROPERTY:                                                        property listed on line 1,         ---   --
                                                                                       did you or your family  use
                  A   _________________________________________________________        it during the tax year for     A
                                                                                       personal purposes for more
                  B   _________________________________________________________        than the greater of:           B
                                                                                       -    14 days or
                  C   _________________________________________________________        -    10% of the total days     C
                                                                                            rented at fair rental
                                                                                            value?
                                                                                            (See page E3)

                 INCOME:                                                                         PROPERTIES                TOTALS
                                                                                       ------------------------------   (Add columns
                                                                                          A          B          C        A, B AND C
                                                                                       --------   --------   --------   ------------
                  3   Rents received ..........................................    3                                     3
GROSS ROYALTY
INCOME -          4   Royalties received ......................................    4                                     4

                 EXPENSES:
                  5   Advertising .............................................    5
                  6   Auto and travel (see page E-4) ..........................    6
                  7   Cleaning and maintenance ................................    7
                  8   Commissions .............................................    8
                  9   Insurance ...............................................    9
                 10   Legal and other professional fees .......................   10
                 11   Management fees .........................................   11
                 12   Mortgage interest paid to banks, etc. (See page E-4) ....   12                                    12
                 13   Other interest ..........................................   13
                 14   Repairs .................................................   14
                 15   Supplies ................................................   15
SEVERANCE TAX -  16   Taxes ...................................................   16
                 17   Utilities ...............................................   17
ADMINISTRATIVE
EXPENSES -       18   Other (list) >________________________________________

                      _______________________________________________________     18

                      _______________________________________________________

                 19   Add lines 5 through 18 ..................................   19                                    19
DEPLETION -      20   Depreciation expense or depletion (see page E-4) ........   20                                    20
                 21   Total expenses add lines 19 and 20 ......................   21
                 22   Income or (loss) from rental real estate or royalty
                      properties. Subtract line 21 from line 3 (rents) or
                      line 4 (royalties). If the result is a (loss), see page
                      E-5 to find out if you must file FORM 6198 ..............   22
                 23   Deductible rental real estate loss.
                      CAUTION. Your rental real estate loss on line 22 may be
                      limited. See page E-5 to find out if you must file FORM
                      8582. Real estate professionals must complete line 43
                      on page 2 ...............................................   23   (______)   (______)   (______)
                 24   INCOME. Add positive amounts shown on line 22. DO NOT
                      include any losses ............................................................................   24
                 25   LOSSES. Add royalty losses from line 22 and rental real
                      estate losses from line 23. Enter total losses here ...........................................   25 (_______)
                 26   TOTAL RENTAL REAL ESTATE AND ROYALTY INCOME OR (LOSS).
                      Combine lines 24 and 25. Enter the result here. If
                      parts II, III, IV, and line 40 on page 2 do not apply
                      to you, also enter this amount on form 1040, line 17.
                      Otherwise, include this amount in the total on line 41
                      on page 2. ....................................................................................   26

FOR PAPERWORK REDUCTION ACT NOTICE,
SEE PAGE E-7 OF THE INSTRUCTIONS.    Cat. No. 11344L SCHEDULE E (FORM 1040) 2005

                  SAMPLE TAX FORMS FOR INDIVIDUAL UNIT HOLDERS

Schedules A&B (Form 1040) 2005                              OMB No.
                                                            1545-0074     Page 2

Name(s) shown on Form 1040.
Do not enter name and social security number if
shown on other side.                                 YOUR SOCIAL SECURITY NUMBER
                                                     _________-________-________


                                                                                                       Attachment
                                     SCHEDULE B--INTEREST AND ORDINARY DIVIDENDS                       Sequence No. 08

                  PART I               1    List name of payer. If any interest is from a                  AMOUNT
                  INTEREST                  seller-financed mortgage and the buyer used the
                  (See page B-1             property as a personal residence, see page B-1
                  and the                   and list this interest first. Also, show that buyer's
                  instructions for          social security number and address >
INTEREST INCOME - Form 1040,                ______________________________________________________
                  line 8a.)                 ______________________________________________________
                                            ______________________________________________________
                                            ______________________________________________________    1
                                            ______________________________________________________
                  NOTE. If you              ______________________________________________________
                  received a Form           ______________________________________________________
                  1099-INT, Form            ______________________________________________________
                  1099-OID, or              ______________________________________________________
                  substitute                ______________________________________________________
                  statement from            ______________________________________________________
                  a brokerage firm,         ______________________________________________________
                  list the firm's           ______________________________________________________
                  name as the               ______________________________________________________
                  payer and enter           ______________________________________________________
                  the total interest        ______________________________________________________
                  shown on that        2    Add the amounts on line 1 ............................    2
                  form.                3    Excludable interest on series EE and U.S. savings
                                            bonds issued after 1989. Attach Form 8815 ............    3
                                       4    Subtract line 3 from line 2. Enter the result here and
                                            on Form 1040, line 8a >                                   4
                                       NOTE. If line 4 is over $1,500, you must complete Part III.         AMOUNT
                                       5    List name of payer >__________________________________
                  PART II                   ______________________________________________________
                  ORDINARY                  ______________________________________________________
                  DIVIDENDS                 ______________________________________________________
                  (See page B-1             ______________________________________________________
                  and the                   ______________________________________________________
                  instructions for          ______________________________________________________
                  Form 1040,                ______________________________________________________
                  line 9a.)                 ______________________________________________________
                                            ______________________________________________________
                                            ______________________________________________________
                                            ______________________________________________________    5
                  NOTE. If you              ______________________________________________________
                  received a Form           ______________________________________________________
                  1099-D.V or               ______________________________________________________
                  substitute                ______________________________________________________
                  statement from            ______________________________________________________
                  a brokerage firm,         ______________________________________________________
                  list the firm's           ______________________________________________________
                  name as the               ______________________________________________________
                  payer and enter           ______________________________________________________
                  the ordinary              ______________________________________________________
                  dividends shown           ______________________________________________________
                  on that form.             ______________________________________________________
                                            ______________________________________________________
                                       6    Add the amounts on line 5. Enter the total here and on
                                            Form 1040, line 9a. >                                     6
                                       NOTE. If line 6 is over $1,500, you must complete Part III
                                       You must complete this part if you (A) had over $1,500 of             YES    NO
                  PART III             taxable interest or ordinary dividends; or (B) had a
                  FOREIGN              foreign account; or (C) received a distribution from, or
                  ACCOUNTS             were a grantor of, or a transferor to, a foreign trust.
                  AND TRUSTS           7A   At any time during 2005, did you have an interest in
                  (See page B-2.)           or a signature or other authority over a financial
                                            account in a foreign country, such as a bank account,
                                            securities account, or other financial account?
                                            See page B-2 for exceptions and filing requirements
                                            for Form TD F 90-22.1 ................................
                                       B    If "Yes" enter the name of the foreign country >______
                                       8    During 2005, did you receive a distribution from, or
                                            were you the grantor of, or transferor to, a foreign
                                            trust? If "Yes," you may have to file Form 3520. See
                                            page B-2 .............................................

FOR PAPERWORK REDUCTION ACT NOTICE,
SEE FORM 1040 INSTRUCTIONS.                          SCHEDULE B (FORM 1040) 2005

                  SAMPLE TAX FORMS FOR INDIVIDUAL UNIT HOLDERS

     Form 4797                         SALES OF BUSINESS PROPERTY                                       OMB No. 1545-0184
 Department of the         (ALSO INVOLUNTARY CONVERSIONS AND RECAPTURE AMOUNTS                                 2005
 Treasury Internal                 UNDER SECTIONS 179 AND 280F(B)(2))                                       Attachment
Revenue Service (99)   - ATTACH TO YOUR TAX RETURN. - SEE SEPARATE INSTRUCTIONS.                         Sequence No. 27

Name(s) shown on return                                                             IDENTIFYING NUMBER

__________________________________________________________________________________  _____________________________________

1    Enter the gross proceeds from sales or exchanges reported to you for 2004 on Form(s) 1099-B or 1099-S (or substitute statement) that you are including on line 2, 10, or 20 (see
     instructions)..............................................................................     1 __________________

PART I SALES OR EXCHANGES OF PROPERTY USED IN A TRADE OR BUSINESS AND INVOLUNTARY CONVERSIONS FROM OTHER THAN CASUALTY OR
     THEFT--MOST PROPERTY HELD MORE THAN 1 YEAR (see instructions)

                                                                  (e) Depreciation  (f) Cost or other  (g) Gain or (loss)
                                                                     allowed or        basis, plus      subtract (f) from
(a) Description  (b) Date acquired   (c) Date sold    (d) Gross    allowable since   improvements and      the sum of
  of property     (mo., day, yr.)   (mo., day, yr.)  sales price     acquisition      expense of sale      (d) and (e)
---------------  -----------------  ---------------  -----------  ----------------  -----------------  ------------------
2 _____________  _________________  _______________  ___________  ________________  _________________  __________________

  _____________  _________________  _______________  ___________  ________________  _________________  __________________

  _____________  _________________  _______________  ___________  ________________  _________________  __________________

  _____________  _________________  _______________  ___________  ________________  _________________  __________________

3    Gain, if any, from Form 4684, line 42......................................................     3 __________________

4    Section 1231 gain from installment sales from Form 6252, line 26 or 37.....................     4 __________________

5    Section 1231 gain or (loss) from like-kind exchanges from Form 8824........................     5 __________________

6    Gain, if any, from line 32, from other than casualty or theft..............................     6 __________________

7    Combine lines 2 through 6. Enter the gain or (loss) here and on the
     appropriate line as follows:...............................................................     7 __________________

     PARTNERSHIPS (EXCEPT ELECTING LARGE PARTNERSHIPS) AND S CORPORATIONS. Report the gain or
     (loss) following the instructions for Form 1065, Schedule K, line 10, or Form 1120S,
     Schedule K, line 9. Skip lines 8, 9, 11, and 12 below.

     INDIVIDUALS, PARTNERS, S CORPORATION SHAREHOLDERS, AND ALL OTHERS. If line 7 is zero or a loss, enter the amount from line 7 on line 11 below and skip lines 8 and 9. If line 7 is a gain and you did not have any prior year section 1231 losses, or they were recaptured in an earlier year, enter the gain from line 7 as a long-term capital gain on the Schedule D filed with your return and skip lines 8, 9, 11, and 12 below.

8    Nonrecaptured net section 1231 losses from prior years (see instructions)..................     8 __________________

9    Subtract line 8 from line 7. If zero or less, enter -0-. If line 9 is zero, enter the gain from line 7 on line 12 below. If line 9 is more than zero, enter the amount from line 8 on line 12 below and enter the gain from line 9 as a long-term capital gain on the Schedule D
     filed with your return (see instructions)..................................................     9 __________________

PART II ORDINARY GAINS AND LOSSES (See Instructions)

10   Ordinary gains and losses not included on lines 11 through 16 (include property held 1 year or less):
_______________  _________________  _______________  ___________  ________________  _________________  __________________

_______________  _________________  _______________  ___________  ________________  _________________  __________________

_______________  _________________  _______________  ___________  ________________  _________________  __________________

_______________  _________________  _______________  ___________  ________________  _________________  __________________

11   Loss, if any, from line 7..................................................................    11 (________________)

12   Gain, if any, from line 7 or amount from line 8, if applicable.............................    12 __________________

13   Gain, if any, from line 31.................................................................    13 __________________

14   Net gain or (loss) from Form 4684, lines 34 and 41a........................................    14 __________________

15   Ordinary gain from installment sales from Form 6252, line 25 or 36.........................    15 __________________

16   Ordinary gain or (loss) from like-kind exchanges from Form 8824............................    16 __________________

17   Combine lines 10 through 16................................................................    17 __________________

18   For all except individual returns, enter the amount from line 17 on the appropriate line of your return and skip lines a and b below. For individual returns, complete lines a and b below:

A    If the loss on line 11 includes a loss from Form 4684, line 38, column (b)(ii), enter that part of the loss here. Enter the part of the loss from income-producing property on
     Schedule A (Form 1040), line 27, and the part of the loss from property used as an employee on Schedule A (Form 1040), line 22. Identify as from "Form 4797, line 18a." See
     instructions...............................................................................   18A __________________

B    Redetermine the gain or (loss) on line 17 excluding the loss, if any, on line 18a. Enter
     here and on Form 1040, line 14.............................................................   18B __________________

FOR PAPERWORK REDUCTION ACT NOTICE, SEE SEPARATE INSTRUCTIONS.              Cat. No. 13086I              Form 4797 (2005)

                  SAMPLE TAX FORMS FOR INDIVIDUAL UNIT HOLDERS

Form 4797 (2005)

                                                                          Page 2


PART III GAIN FROM DISPOSITION OF PROPERTY UNDER SECTIONS 1245, 1250, 1252, 1254, AND 1255 (see instructions)

                                                                                       (b) Date acquired (mo.,   (c) Date sold (mo.,
                                                                                              day, yr.)               day, yr.)
                                                                                       -----------------------   -------------------
       -19     (a) Description of section 1245, 1250, 1252, 1254, or 1255
      |            property:
      |    A________________________________________________________________________   _______________________   ___________________
      |    B________________________________________________________________________   _______________________   ___________________
      |    C________________________________________________________________________   _______________________   ___________________
      |    D________________________________________________________________________   _______________________   ___________________
 GAIN |
  OR  |                                                                               PROPERTY A  PROPERTY B  PROPERTY C  PROPERTY D
 LOSS |                                                                               ----------  ----------  ----------  ----------
UNITS |      THESE COLUMNS RELATE TO THE PROPERTIES ON LINES 19A
 SOLD |      THROUGH 19D. >
 GAIN | 20   Gross sales price (NOTE: See line 1 before completing.)..........    20  __________  __________  __________  __________
      |
      | 21   Cost or other basis plus expense of sale.........................    21  __________  __________  __________  __________
      |
      | 22   Depreciation (or depletion) allowed or allowable.................    22  __________  __________  __________  __________
      |
      | 23   Adjusted basis. Subtract line 22 from line 21....................    23  __________  __________  __________  __________
      |
       -24   Total gain. Subtract line 23 from line 20........................    24  __________  __________  __________  __________

        25   IF SECTION 1245 PROPERTY:
           A Depreciation allowed or allowable from line 22...................   25A  __________  __________  __________  __________
           B Enter the SMALLER of line 24 or 25a..............................   25B  __________  __________  __________  __________

        26   IF SECTION 1250 PROPERTY: If straight line depreciation was used, enter -0- on line 26g, except for a corporation subject to section 291......................................................
           A Additional depreciation after 1975 (see instructions)............   26A  __________  __________  __________  __________
           B Applicable percentage multiplied by the SMALLER of line 24 or
             line 26a (see instructions)......................................   26B  __________  __________  __________  __________
           C Subtract line 26a from line 24. If residential rental property OR
             line 24 is not more than line 26a, skip lines 26d and 26e........   26C  __________  __________  __________  __________
           D Additional depreciation after 1969 and before 1976...............   26D  __________  __________  __________  __________
           E Enter the SMALLER of line 26c or 26d.............................   26E  __________  __________  __________  __________
           F Section 291 amount (corporations only)...........................   26F  __________  __________  __________  __________
           G Add lines 26b, 26e, and 26f......................................   26G  __________  __________  __________  __________

        27   IF SECTION 1252 PROPERTY: Skip this section if you did not dispose of farmland or if this form is being completed for a partnership (other than an electing large partnership),
           A Soil, water, and land clearing expenses..........................   27A  __________  __________  __________  __________
           B Line 27a multiplied by applicable percentage (see instructions)..   27B  __________  __________  __________  __________
           C Enter the SMALLER of line 24 or 27b..............................   27C  __________  __________  __________  __________

        28   IF SECTION 1254 PROPERTY:
           A Intangible drilling and development costs, expenditures for development of mines and other natural deposits, and
             mining exploration costs (see instructions)......................   28A  __________  __________  __________  __________
           B Enter the SMALLER of line 24 or 28a..............................   28B  __________  __________  __________  __________

        29   IF SECTION 1255 PROPERTY:
           A Applicable percentage of payments excluded from income
             under section 126 (see instructions).............................   29A  __________  __________  __________  __________
           B Enter the SMALLER of line 24 or 29a (see instructions)...........   29B  __________  __________  __________  __________

        SUMMARY OF PART III GAINS. Complete property columns A through D through line 29b before going to line 30.

        30   Total gains for all properties. Add property columns A through D, line 24 .............................    30 _________
        31   Add property columns A through D, lines 25b, 26g, 27c, 28b, and 29b. Enter here and on line 13 ........    31 _________
        32   Subtract line 31 from line 30. Enter the portion from casualty or theft on Form 4684, line 36.
             Enter the portion from other than casualty or theft on Form 4797, line 6...............................    32 _________

        PART IV  RECAPTURE AMOUNTS UNDER SECTIONS 179 AND 280F(b)(2) WHEN BUSINESS USE DROPS TO 50% OR LESS
                 (see instructions)

                                                                                                           (A) SECTION   (B) SECTION
                                                                                                                179       280F(B)(2)
                                                                                                           -----------   -----------
        33   Section 179 expense deduction or depreciation allowable in prior years................   33   ___________   ___________
        34   Recomputed depreciation (see instructions)............................................   34   ___________   ___________
        35   Recapture amount. Subtract line 34 from line 33. See the instructions for where to
             report................................................................................   35   ___________   ___________

                                                                Form 4797 (2005)

                             COMPREHENSIVE EXAMPLE 1

     The following example illustrates the computations necessary for an individual to determine income and expense attributable to Units acquired in March of 1984 and held throughout 2005.

            COMPUTATION OF INCOME AND EXPENSE FOR UNITS OWNED ON ALL
                          MONTHLY RECORD DATES IN 2005

                              SABINE ROYALTY TRUST
                            TAX COMPUTATION WORKSHEET

                                      2005

          (RETAIN THIS WORKPAPER AS PART OF YOUR PERMANENT TAX RECORDS)

                                     PART I

                               INCOME AND EXPENSE

                                                     B
                                 A        INCOME/EXPENSE PER UNIT
                             NUMBER OF        FROM APPROPRIATE
                            UNITS OWNED         SCHEDULE(S)             C         WHERE TO REFLECT ON
ITEM                          (NOTE 1)            (NOTE 2)           TOTALS     2005 FORM 1040 (NOTE 3)
----                        -----------   -----------------------   -------   ---------------------------
Gross Royalty Income ....       100     x        $3.874801        = $387.48   Line 4, Part I, Schedule E
                                ---              ---------          -------
Severance Tax ...........       100     x        $ .304563        = $ 30.46   Line 16, Part I, Schedule E
                                ---              ---------          -------
Interest Income .........       100     x        $ .011804        = $  1.18   Line 1, Part I, Schedule B
                                ---              ---------          -------
Administrative Expense ..       100     x        $ .150250        = $ 15.03   Line 18, Part I, Schedule E
                                ---              ---------          -------

                                     PART II

                             COST DEPLETION (NOTE 4)

                    COST DEPLETION                             APPROPRIATE 2005
                  ALLOWABLE IN PRIOR   ADJUSTED BASIS FOR   COST DEPLETION FACTOR
    ASSUMED         CALENDAR YEARS       COST DEPLETION         PER DEPLETION
ORIGINAL BASIS*        (NOTE 5)             PURPOSES             SCHEDULE III       2005 COST DEPLETION**
---------------   ------------------   ------------------   ---------------------   ---------------------
$2,100.00       -      $2,003.39     =       $96.61       x        .092058        =         $8.89
---------              ---------             ------                -------                  -----

* This number is used for example purposes only. Each Unit holder's basis is unique to that specific Unit holder.

**   Reflect cost depletion on 2005 Form 1040, line 20, Part 1, Schedule E (Note
     3).

                        See Page 5 for Applicable Notes.

(SRT 2005 TAX)

                             COMPREHENSIVE EXAMPLE 2

     The following example illustrates the computations necessary for an individual to determine income and expenses and gain or loss on Units acquired in 1984 and disposed of during 2005.

ACQUISITION     UNITS     ORIGINAL    SALES    UNITS     SALES
   DATE       ACQUIRED     BASIS       DATE     SOLD     PRICE
-----------   --------   ---------   -------   -----   ---------
03-21-84         100     $2,100.00   04-2-05    100    $1,275.00

            COMPUTATION OF INCOME AND EXPENSE FOR UNITS SOLD IN 2005

                              SABINE ROYALTY TRUST
                            TAX COMPUTATION WORKSHEET

                                      2005

          (RETAIN THIS WORKPAPER AS PART OF YOUR PERMANENT TAX RECORDS)

                                     PART I

                               INCOME AND EXPENSE
 SEE SUPPLEMENT TO TAX COMPUTATION WORKSHEET ON PAGE 30 FOR FURTHER EXPLANATION

                                                 B
                                          INCOME/EXPENSE
                                 A         PER UNIT FROM
                             NUMBER OF      APPROPRIATE
                            UNITS OWNED     SCHEDULE(S)       C         WHERE TO REFLECT ON
ITEM                          (NOTE 1)       (NOTE 2)      TOTALS     2004 FORM 1040 (NOTE 3)
----                        -----------   --------------   ------   ---------------------------
Gross Royalty Income ....       100     x    $.806709    = $80.67   Line 4, Part I, Schedule E
                                ---          --------      ------
Severance Tax ...........       100     x    $.063073    = $ 6.31   Line 16, Part I, Schedule E
                                ---          --------      ------
Interest Income .........       100     x    $.001825    = $  .18   Line 1, Part I, Schedule B
                                ---          --------      ------
Administrative Expense ..       100     x    $.048933    = $ 4.89   Line 18, Part I, Schedule E
                                ---          --------      ------

                                     PART II

                             COST DEPLETION (NOTE 4)

                    COST DEPLETION                             APPROPRIATE 2005
                  ALLOWABLE IN PRIOR   ADJUSTED BASIS FOR   COST DEPLETION FACTOR
    ASSUMED         CALENDAR YEARS       COST DEPLETION         PER DEPLETION
ORIGINAL BASIS*        (NOTE 5)             PURPOSES             SCHEDULE III       2005 COST DEPLETION**
---------------   ------------------   ------------------   ---------------------   ----------------------
$2,100.00       -      $2,003.39     =       $96.61       x        .029761        =         $2.88
---------              ---------             ------                -------                  -----

* This number is used for example purposes only. Each Unit holder's basis is unique to that specific Unit holder.

**   Reflect cost depletion on 2005 Form 1040, line 20, Part 1, Schedule E (Note
     3).

                                    PART III

                  COMPUTATION OF GAIN OR (LOSS) FOR UNITS SOLD

                                                WHERE TO REFLECT ON
                  ADJUSTED BASIS      GAIN         2005 FORM 1040
NET SALES PRICE      (NOTE 6)        (LOSS)           (NOTE 3)
---------------   --------------   ---------   ---------------------
                                                     Form 4797,
                                               Part III, Lines 19-24
$1,275.00       -     $93.73     = $1,181.27       and Schedule D
---------             ------       ---------

                        See Page 5 for Applicable Notes.

(SRT 2005 TAX)

                             COMPREHENSIVE EXAMPLE 2
                                   (CONTINUED)

                              SABINE ROYALTY TRUST

                     SUPPLEMENT TO TAX COMPUTATION WORKSHEET

                                      2005

                    FOR UNITS HELD FOR ONLY PART OF THE YEAR

     This worksheet should be used by Unit holders who became holders of record of Units or ceased to be holders of record of Units during the period from January 18, 2005 through December 15, 2005. This worksheet is designed to assist Unit holders in determining the proper income and expense factors to be used on the Tax Computation Worksheet--Part I (located on page 5), under the heading entitled "Income/Expense Per Unit from Appropriate Schedule(s)". In order to complete this schedule, Unit holders should insert only the individual income and expense factors from the supplemental schedules (pages 20-21) for the appropriate month during which the Units were owned on a Monthly Record Date. (See page 4 for a list of Monthly Record Dates.)

                                      MONTH(S) DURING WHICH UNITS WERE OWNED ON A MONTHLY RECORD DATE                   CALCULATED
                    --------------------------------------------------------------------------------------------------    FACTOR
                    JANUARY  FEBRUARY   MARCH   APRIL  MAY  JUNE  JULY  AUGUST  SEPTEMBER  OCTOBER  NOVEMBER  DECEMBER   PER UNIT*
                    -------  --------  -------  -----  ---  ----  ----  ------  ---------  -------  --------  --------  ----------
Gross Royalty
   Income ........  .263829   .305813  .237067    --    --    --    --     --       --        --        --        --      .806709
                    -------   -------  -------   ---   ---   ---   ---    ---      ---       ---       ---       ---      -------
Severance Tax ....  .015649   .026100  .021324    --    --    --    --     --       --        --        --        --      .063073
                    -------   -------  -------   ---   ---   ---   ---    ---      ---       ---       ---       ---      -------
Interest Income ..  .000556   .000624  .000645    --    --    --    --     --       --        --        --        --      .001825
                    -------   -------  -------   ---   ---   ---   ---    ---      ---       ---       ---       ---      -------
Administrative
   Expense .......  .017107   .018939  .012887    --    --    --    --     --       --        --        --        --      .048933
                    -------   -------  -------   ---   ---   ---   ---    ---      ---       ---       ---       ---      -------

----------
* This column of calculated factors per Unit should be inserted in column B of the Income and Expense section (Part I) of the Tax Computation Worksheet on page 5.

(SRT 2005 TAX)

                 SABINE ROYALTY TRUST HISTORICAL TAX WORKSHEET

                      WINDFALL                  NET                             MISC.        NET
             GROSS     PROFIT    SEVERANCE    ROYALTY   INTEREST    ADMIN.     INCOME/      CASH
            INCOME       TAX        TAX        PMTS      INCOME     EXPENSE    EXPENSE     DISTRIB
           --------   --------   ---------   --------   --------   --------   ---------   --------
1983 ...   2.721361   0.316613    0.155445   2.249303   0.019377   0.086800    0.000000   2.181880
1984 ...   3.496106   0.323679    0.196022   2.976405   0.031846   0.155652    0.000000   2.852599
1985 ...   2.853378   0.190767    0.171256   2.491355   0.021277   0.169099   -0.005487   2.338046
1986 ...   1.807003   0.041149    0.114513   1.651341   0.012242   0.184580    0.005487   1.484490
1987 ...   1.648950   0.000209    0.095558   1.553183   0.010601   0.127094    0.000000   1.436690
1988 ...   1.556021   0.000077    0.101561   1.454383   0.010753   0.098526    0.000000   1.366610
1989 ...   1.594196   0.000028    0.131330   1.462838   0.013627   0.096295    0.000000   1.380170
1990 ...   1.748059   0.000000    0.155821   1.592238   0.014058   0.075026    0.000000   1.531270
1991 ...   1.810596   0.000000    0.188955   1.621641   0.010622   0.084643    0.000000   1.547620
1992 ...   1.556025   0.000000    0.132087   1.423938   0.005520   0.135228    0.000000   1.294230
1993 ...   1.751674   0.000000    0.126197   1.625477   0.005316   0.169163    0.000000   1.461630
1994 ...   1.422338   0.000000    0.094300   1.328038   0.005172   0.135390    0.000000   1.197820
1995 ...   1.257833   0.000000    0.086219   1.171614   0.007424   0.151878    0.000000   1.027160
1996 ...   1.650891   0.000000    0.102044   1.548847   0.009748   0.187465    0.000000   1.371130
1997 ...   1.955335   0.000000    0.144324   1.811011   0.010812   0.177263    0.000000   1.644560
1998 ...   1.937789   0.000000    0.123769   1.814020   0.011159   0.171521    0.000000   1.653658
1999 ...   1.663391   0.000000    0.115700   1.547691   0.008112   0.148838    0.000000   1.406965
2000 ...   2.586743   0.000000    0.157354   2.429389   0.016044   0.170794    0.000000   2.274639
2001 ...   3.240755   0.000000    0.210965   3.029790   0.014627   0.183788    0.000000   2.860629
2002 ...   2.175093   0.000000    0.125845   2.049248   0.003150   0.173568    0.000000   1.878830
2003 ...   2.930078   0.000000    0.214244   2.715834   0.003272   0.196541    0.000000   2.522565
2004 ...   3.277066   0.000000    0.271605   3.005461   0.003421   0.222941    0.000000   2.785941
2005 ...   3.874801   0.000000    0.304563   3.570238   0.011804   0.150250    0.000000   3.431792

(SRT 2005 TAX)

                              SABINE ROYALTY TRUST

               DISCUSSION OF TAX CONSIDERATIONS PERTAINING TO THE
                   OWNERSHIP OF UNITS IN SABINE ROYALTY TRUST

     The tax law requires individuals, estates, trusts, closely held C corporations and personal service corporations to categorize income and expense into one of three classes, "active," "portfolio" or "passive", based upon the nature of the activity and the involvement of the taxpayer in such activity. Since the Trust is a grantor trust, the Unit holders are deemed to hold the investment in the royalty interests directly and the proper classification of the Trust income and expense will be dependent upon the relevant facts and circumstances of each Unit holder. Generally, income or loss resulting from an interest in the Trust is properly classified as portfolio income and as such can be reported as directed on the tax computation worksheet (page 5). However, under certain limited circumstances a different tax classification may be appropriate. Accordingly Unit holders should consult their own tax advisor regarding all tax compliance matters related to the Units.

TAX BACKGROUND INFORMATION

     Sabine received a private letter ruling from the Internal Revenue Service, dated May 2, 1983 (the "Ruling"), concerning certain tax considerations relevant to the creation and continued existence of the Trust. Pursuant to the Ruling, the Trust is classified for Federal income tax purposes as a "grantor trust" and not as an association taxable as a corporation. A grantor trust is not subject to Federal income tax. Instead, its beneficiaries (the Unit holders in the case of the Trust) are generally considered to own the trust's income and principal as though no trust were in existence. A grantor trust simply files an information return reflecting all items of income and/or deductions that will be included in the returns of the beneficiaries. Accordingly, each Unit holder of the Trust is taxable on his pro rata share of the Trust's income and/or deductions.

     The income received or accrued and the deductions paid or incurred by the Trust are deemed to be received or accrued and paid or incurred, respectively, by each Unit holder at the same time as the Trust, which is on each Monthly Record Date. On the basis of both the Trust Agreement and the escrow agreement (discussed below), both cash and accrual basis Unit holders should be considered as realizing income and incurring expenses only on the Monthly Record Dates.

Effect of Escrow Arrangement

     The assets of the Trust include royalty and mineral interests in certain producing and proved undeveloped oil and gas properties (the "Properties"), which constitute economic interests in gross production of oil, gas and other minerals free of the costs of production. The Properties are located in six states and were not carved out of any of Sabine's working interests in effecting the distribution. In order to facilitate creation of the Trust and avoid the administrative expense and inconvenience of daily reporting to Unit holders, the conveyances by Sabine of the Properties located in all states except Louisiana provided for the execution of an escrow agreement by Sabine. The Trustee now serves as escrow agent. The conveyances by Sabine of the Properties located in Louisiana provided for the execution of a substantially identical escrow agreement by Sabine. Sabine Louisiana Royalty Trust, the sole beneficiary of which is the Trust, was established in order to avoid uncertainty under Louisiana law as to the legality of the Trustee's holding record title to the Properties located in Louisiana.

(SRT 2005 TAX)

     Pursuant to the terms of the escrow agreement and the conveyances of the Properties by Sabine, the proceeds of production from the Properties for each calendar month, and interest thereon, are collected by the escrow agent and are paid to and received by the Trust only on the next Monthly Record Date. The escrow agent has agreed to endeavor to assure that it incurs and pays expenses for each calendar month only on the Monthly Record Date. The Trust Agreement also provides that the Trustee is to endeavor to assure that income of the Trust will be accrued and received and that expenses of the Trust will be incurred and paid only on each Monthly Record Date. Assuming the escrow arrangement is respected for Federal income tax purposes and the Trustee, as escrow agent, is able to control the timing of income and expenses, as stated above, both cash and accrual basis Unit holders will be treated as realizing income only on each Monthly Record Date. The Trustee is treating the escrow arrangement as effective for tax purposes and the accompanying tax information has been presented accordingly.

     If the escrow arrangement is not respected for Federal income tax purposes, a mismatching of income and deductions could occur between a transferor and a transferee upon the sale or exchange of Units. In addition, the Trustee would be required to report the proceeds from production, interest income thereon, and any deductions to the Unit holders on a daily basis, resulting in a substantial increase in the administrative expenses of the Trust.

DEPLETION

Cost Depletion

     Pursuant to the Ruling, each Unit holder is entitled to deduct cost depletion with respect to his pro rata interest in the Properties. A Unit holder's cost depletion deduction is computed by reference to the Unit holder's adjusted basis in each of his Units.

     The deduction for cost depletion must be computed by a Unit holder with respect to each separate property in the Trust. A Unit holder's tax basis in each separate property generally must be determined at the time each Unit is acquired by allocating such Unit holder's cost in each Unit among all properties in the Trust based on their relative fair market values. However, a corporate Unit holder that acquired Units in the distribution from Sabine must determine its tax basis in each separate property in the Trust at the time of the distribution by reference to Sabine's tax basis in each separate property included in the distribution. The cost depletion deduction attributable to each separate property is calculated for a taxable year by multiplying the tax basis of the property times the appropriate factor reported herein. The factors are derived by dividing total estimated equivalent units of production (barrels of oil and MCF's of gas) expected to be recovered from the property as of the beginning of the taxable year by the number of equivalent units produced and sold from such property during the taxable year. The resulting deduction for cost depletion cannot exceed the adjusted tax basis in the property. The composite depletion factors presented herein were derived in a manner that encompasses this separate property concept.

Percentage Depletion

     The Revenue Reconciliation Act of 1990 repealed the rules denying percentage depletion to a transferee of a proven oil or gas property for transfers after October 11, 1990. Since substantially all of the properties were "proven properties" on the date of the original distribution, the percentage depletion deduction has limited applicability to Unit holders who became Unit holders prior to October 12, 1990.

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

     A computation of percentage depletion has been made with respect to the post October 11, 1990 transfers. However, since cost depletion exceeds any otherwise allocable percentage depletion, percentage depletion factors have not been presented by reference to the number of units a Unit holder owns. Percentage depletion will continue to be computed and compared to cost depletion on an annual basis for applicable transfers occurring after October 11, 1990.

NONRESIDENT FOREIGN UNIT HOLDERS

     Nonresident alien individual and foreign corporation Unit holders ("Foreign Taxpayer(s)"), in general, are subject to tax on the gross income attributable to the Trust at a rate equal to 30 percent (or the lower rate under any applicable treaty) without any deductions. This 30 percent tax applies to U.S. source income that is not effectively connected with a U.S. trade or business. Different tax rates and rules apply to income effectively connected with a U.S. trade or business and those rules are not discussed herein. The 30 percent tax is withheld by the Trust and remitted directly to the United States Treasury. Foreign Taxpayers who have had tax withheld in 2005 should have received a Form 1042-S from the Trust. The Form 1042-S will reflect the total Federal income tax withheld from distributions. The amount reported on the Form 1042-S should not be included as additional income in computing taxable income, as such amount is already included in the per Unit income items on the income and expense schedules. The Federal income tax withheld, as reported on the Form 1042-S, should be considered as a credit by the Unit holder in computing any Federal income tax liability.

     A Foreign Taxpayer holding income producing real property may elect to treat the income from such real property as effectively connected with the conduct of a United States trade or business. As discussed above, different tax rates and rules apply to Foreign Taxpayers with income effectively connected with a U.S. trade or business and those rules are not discussed in detail herein. The income attributable to the Properties is considered as income produced from real property. Therefore, this election should be available to Foreign Taxpayers with respect to the taxable income resulting from the ownership of Units. A Unit holder so electing is entitled to claim all deductions with respect to such income, but must file a United States income tax return to claim such deductions. In the case of a Foreign Taxpayer that is a foreign corporation, a "branch profits tax" may be imposed at a 30 percent rate, or a lower rate under an applicable treaty. This election, once made, is generally irrevocable unless an application for revocation is approved by the Internal Revenue Service or an applicable treaty allows the election to be made periodically.

     The Foreign Investment in Real Property Tax Act of 1980, as amended ("FIRPTA"), generally treats interests in trusts owning United States real property as United States real property interests. However, pursuant to applicable Treasury regulations, Units in the Trust, for purposes of FIRPTA only, are not considered United States real property interests since the Trust is publicly traded unless they are owned by a Foreign Taxpayer having greater than a 5% interest in the Trust. Additionally, certain reporting provisions are applicable with respect to Foreign Taxpayers owning a greater than 5% interest in the Trust.

     When the FIRPTA provisions apply, as described in the preceding paragraph, income tax is required to be withheld from any proceeds distributed to Foreign Taxpayers at the rate of 10% of the amount realized by Foreign Taxpayers upon the sale, exchange or other disposition of a Unit. In addition, distributions, if any, that represent the Foreign Taxpayer's allocable share of gain realized upon the sale, exchange or other disposition of a United States real property interest by the Trust, will generally be subject to withholding tax at a 35% rate. As above, the Federal income tax withheld under FIRPTA should be considered a credit by the Foreign Taxpayer in computing any Federal income tax liabilities.

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                                       A-3

     In order to avoid withholding under FIRPTA, Foreign Taxpayers will be required to furnish the applicable withholding agent with an exemption certificate certifying why such withholding is not required.

     Foreign Taxpayers are encouraged to consult their own tax advisors concerning the tax consequences of their investment in the Trust.

SALE OR EXCHANGE OF UNITS

     Generally, a Unit holder realizes gain or loss upon the sale or exchange of any Unit measured by the difference between the amount realized from the sale or exchange and the adjusted tax basis of such Unit. The adjusted tax basis of a Unit is the original basis of such Unit reduced by depletion deductions allowable (whether deducted or not) with respect to such Unit. Trust income allocable to such Unit to the date of sale is taxable to the selling Unit holder. The purchaser of a Unit is taxable on Trust income allocable to such Unit from the date of purchase forward. For Federal income tax purposes, Trust income should generally be allocable only to the holder of record of a Unit on each Monthly Record Date.

     Gain or loss on the sale of Units by a Unit holder who is not a dealer with respect to such Units and who has a holding period for the Units of more than one year will be treated as long-term capital gain or loss except to the extent of the depletion recapture amount. For Federal income tax purposes, the sale of a Unit will be treated as a sale by a Unit holder of his interest in a royalty interest. Thus, upon the sale of the Units, a Unit holder must treat as ordinary income his depletion recapture amount. Such amount equals the lesser of (1) the gain on such sale attributable to the disposition of the royalty interest, or
(2) the sum of the prior depletion deductions taken with respect to the royalty interests (but not in excess of the initial basis of such Units allocated to the royalty interests).

BACKUP WITHHOLDING

     A payer is required under specified circumstances to withhold tax at the rate of 28% on "reportable interest or dividend payments" and "other reportable payments" (including certain oil and gas royalty payments). Generally, this "backup withholding" is required on payments if the payee has failed to furnish the payer a taxpayer identification number or if the payer is notified by the Secretary of the Treasury to withhold taxes on such payments with respect to the payee.

     Amounts withheld by payers pursuant to the backup withholding provisions are remitted to the Internal Revenue Service and are considered a credit against the payee's Federal income tax liability. If the payee does not incur a Federal income tax liability for the year in which the taxes are withheld, the payee will be required to file the appropriate income tax return to claim a refund of the taxes withheld.

SUBSTANTIAL UNDERSTATEMENT PENALTY

     Section 6662 of the Internal Revenue Code imposes a penalty in certain circumstances for a substantial understatement of taxes if a taxpayer's tax liability is understated by more than the greater of (a) 10 percent of the taxes required to be shown on the return or (b) $5,000. For most corporations, there is a substantial underpayment when the understatement exceeds the lesser of (a) 10 percent of the tax required to be shown on the return (or, if greater, $10,000) or (b) $10,000,000. The penalty (which is not deductible) is 20 percent of the understatement. No assurance is given either by the Trustee or counsel to the Trustee as to the possible application of this penalty or other penalties, in

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                                       A-4
part because such application depends largely upon the individual circumstances under which such Units were acquired. As a result, purchasers of Units after the Public Offering should consult their personal tax advisers.

STATE INCOME TAX

     Unit holders may be required to file state income tax returns and may be liable for state income tax as a result of their ownership of Units. The Properties are located in Florida, Louisiana, Mississippi, New Mexico, Oklahoma and Texas. The tax information included in this booklet is being presented in a manner to enable Unit holders to compute the income and deductions of the Trust attributable to each of these states. Unit holders will need this information to comply with the state income tax filing requirements in those states imposing a state income tax. The laws pertaining to income tax in any given state may vary from those of another state and from those applicable to Federal income tax. Accordingly, Unit holders should to consult their own tax advisors concerning state income tax compliance matters relating to ownership of Units.

     The Trustee has been informed that certain states have contacted Unit holders regarding underpayments of the state income tax imposed on the Unit holders' income from the Trust. Failure by Unit holders to report their state tax liability properly could result in the direct withholding of state taxes from Trust distributions. Accordingly, Unit holders are urged to review carefully the various filing requirements of the states listed below in order to determine if a current or prior year state income tax liability exists as a result of the ownership of Units in the Trust.

     The State of Texas does not impose an individual income tax; therefore, no part of the income attributable to the Trust will be subject to state income tax in Texas. However, corporations (and limited liability companies regardless of how taxed for Federal income tax purposes) doing business in Texas are subject to the Texas franchise tax, which includes a calculation based on the corporation's (or LLC's) taxable income for Federal income tax purposes. The state of Florida imposes an income tax on resident and nonresident corporations but not individuals. Each of the other states in which the Properties are located imposes an income tax applicable to both resident and nonresident individuals and corporations. Generally, the state income tax in these states is computed as a percentage of taxable income attributable to the particular state. Even though there are variances from state to state, taxable income for state purposes is often computed in a manner similar to the computation of taxable income for Federal income tax purposes.

     All states have not adopted Federal law with respect to the percentage method of computing depletion nor are such methods consistent among the various states. It should be noted, however, that cost depletion generally is allowed by those states indicated above (Unit holders should note that a special depletion rule applies in Oklahoma). Included previously within this booklet is information to assist you in determining the respective allowable cost depletion deductions by state.

     Unit holders should consult their own tax advisors concerning the type of state income tax returns that may be required and their applicable due dates.

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                                       A-5

     Following is a list of names and addresses of the various state taxing authorities from which you may obtain additional information:

Florida                       Florida Department of Revenue
                              5050 W. Tennessee Street
                              Tallahassee, Florida 32399-0100
                              (850) 488-6800
                              www.myflorida.com/dor/taxes

New Mexico    Individuals:    State of New Mexico
                              Taxation and Revenue Department
                              1100 Saint Francis Drive
                              P.O. Box 630
                              Santa Fe, New Mexico 87504-0630
                              (505) 827-0700, (505) 827-0822
                              www.state.nm.us/tax

              Corporations:   New Mexico Taxation and Revenue Department
                              Attention: Corporate Income and Franchise Tax
                              P.O Box 25127
                              Santa Fe, New Mexico 87504-5127
                              (505) 827-0825
                              www.state.nm.us/tax

Mississippi                   Mississippi State Tax Commission
                              Bureau of Revenue
                              P.O. Box 1033
                              Jackson, Mississippi 39215-1033
                              (601) 923-7000
                              www.mstc.state.ms.us

Louisiana     Individuals:    Department of Revenue and Taxation
                              State of Louisiana
                              P.O Box 201
                              Baton Rouge, Louisiana 70821
                              (225) 219-0102
                              www.rev.state.la.us

              Corporations:   Secretary of Revenue and Taxation
                              State of Louisiana
                              P.O. Box 201
                              Baton Rouge, Louisiana 70821
                              (225) 219-0067
                              www.rev.state.la.us

Oklahoma      Individuals:    Oklahoma Tax Commission
                              P.O. Box 26800
                              Oklahoma City, OK 73126-0800
                              (405) 521-3160
                              www.oktax.state.ok.us

              Corporations:   Oklahoma Tax Commission
                              P.O. Box 26800
                              Oklahoma City, Oklahoma 73126-0800
                              (405) 521-3126
                              www.oktax.state.ok.us

Texas                         Texas Comptroller of Public Accounts
                              P.O. Box 13528, Capitol Station
                              Austin, Texas 78711-3528
                              (800) 252-5555
                              www.window.state.tx.us

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